UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Sonim Technologies, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Sonim Technologies, Inc. 4445 Eastgate Mall, Suite 200 San Diego, CA 92121

Notice of 2023 Annual Meeting

and Proxy Statement

Date and Time:	Thursday, September 28, 2023 9:00 a.m., Pacific Time

Location:	Participate virtually at www.proxydocs.com/SONM

Sonim Technologies, Inc. 4445 Eastgate Mall, Suite 200 San Diego, CA 92121

NOTICE OF 2023 ANNUAL MEETING OF STOCKHOLDERS

Date and Time:	Thursday, September 28, 2023 9:00 a.m., Pacific Time

Virtual Meeting:	Participate online at www.proxydocs.com/SONM
Record Date:	Close of business on Tuesday, August 8, 2023

To our Stockholders:

Sonim Technologies, Inc. (“Sonim,” the “Company,” or “we”) will hold its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on Thursday, September 28, 2023, at 9:00 a.m., Pacific Time. To provide the opportunity for participation by a broader group of stockholders and provide a consistent and convenient experience to all stockholders regardless of location, the Annual Meeting will be held in a virtual-only meeting format. Stockholders will not be able to physically attend the Annual Meeting.

If you are a registered stockholder or beneficial owner of our common stock at the close of business on August 8, 2023, the record date of our Annual Meeting, you may attend the virtual meeting, submit questions and vote your shares electronically during the meeting via live audio webcast by visiting www.proxydocs.com/SONM and using the 12-digit control number included on the notice of Internet availability or proxy card.

At the Annual Meeting, holders of our outstanding shares of common stock will be asked to consider and vote upon the following proposals:

1.	To elect the five (5) nominees as directors of the Company, each to hold office until the 2024 annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier death, resignation, or removal;

2.	To ratify the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;

3.	To approve an amendment to the Sonim Technologies, Inc. 2019 Equity Incentive Plan, as amended, to increase the aggregate number of shares of common stock authorized for issuance by 2,000,000 shares; and

4.	To transact any other business properly brought before the Annual Meeting or any postponement or adjournment thereof.

You may vote on these matters virtually or by proxy. Each outstanding share of our common stock is entitled to one vote. Whether or not you plan to virtually attend the Annual Meeting, we ask that you vote by one of the following methods to ensure that your shares will be represented at the meeting in accordance with your wishes (see “How do I vote?” on page 2 in the accompanying proxy statement):

1.	Vote online or by telephone, by following the instructions included with the proxy card; or

2.	Vote by mail, by completing and returning the enclosed proxy card in the enclosed addressed stamped envelope.

This proxy statement and the form of proxy, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, were first sent or given to stockholders on or about August 18, 2023.

Important notice regarding the availability of proxy materials for the Annual Meeting of Stockholders to be held on September 28, 2023: the Notice of the 2023 Annual Meeting of Stockholders, this proxy statement, and the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at www.proxydocs.com/SONM

By Order of the Board of Directors,

Name:	Clay Crolius
Title:	Secretary

San Diego, California

August 18, 2023

Sonim Technologies, Inc. 4445 Eastgate Mall, Suite 200 San Diego, California 92121

PROXY STATEMENT

FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS

To be held on Thursday, September 28, 2023

This proxy statement contains information about the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Sonim Technologies, Inc. (“Sonim,” the “Company,” or “we”) which will be held on September 28, 2023, at 9:00 a.m., Pacific Time. The Annual Meeting will be held virtually via live audio webcast. You will be able to virtually attend the Annual Meeting as well as vote and submit your questions during the live audio webcast of the meeting by visiting www.proxydocs.com/SONM and entering the control number included in our notice of Internet availability of the proxy materials, on your proxy card, or in the instructions that accompanied your proxy materials.

All properly submitted proxies will be voted in accordance with the instructions contained in those proxies. If no instructions are specified, the proxies will be voted in accordance with the recommendation of our Board of Directors (the “Board”) with respect to each of the matters set forth in the accompanying notice of meeting. You may revoke your proxy at any time before it is exercised at the meeting by one of the methods described under the title “May I change or revoke my proxy?”

The mailing address of our principal executive offices is Sonim Technologies, Inc., 4445 Eastgate Mall, Suite 200 San Diego, California 92121.

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to comply with certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, including the compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest of:

(1)	the last day of our fiscal year in which we have total annual gross revenue of $1.235 billion;

(2)	December 31, 2024 (the last day of our fiscal year following the fifth anniversary of the date on which Sonim consummated its initial public offering);

(3)	the date on which we have issued more than $1.0 billion in non-convertible debt during the prior three-year period; or

(4)	the last day of the fiscal year in which we are deemed to be a “large accelerated filer,” which means the market value of our common stock that is held by non-affiliates exceeds $700 million as of the last business day of our most recently completed second fiscal quarter.

Even after we are no longer an “emerging growth company,” we may remain a “smaller reporting company.”

WEBSITE INFORMATION

Websites throughout this proxy statement are provided for reference only. Websites referred to herein are not incorporated by reference into this proxy statement.

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GENERAL INFORMATION ABOUT 2023 ANNUAL MEETING

When are this proxy statement and the accompanying materials scheduled to be sent to stockholders?

We have elected to provide access to our proxy materials to our stockholders via the Internet. Accordingly, on or about August 18, 2023, we will begin mailing the notice of Internet availability. Our proxy materials, including the Notice of the 2023 Annual Meeting of Stockholders, this proxy statement, and the accompanying proxy card or, for shares held in street name (i.e., held for your account by a broker, bank, or other nominee), a voting instruction form, and the Annual Report on Form 10-K for our fiscal year ended December 31, 2022 (the “2022 Annual Report”), will be made available to stockholders on the Internet on or about the same date.

Why did I receive a notice of Internet availability of proxy materials instead of a full set of proxy materials?

Pursuant to rules adopted by U.S. Securities and Exchange Commission (the “SEC”), for most stockholders, we are providing access to our proxy materials over the Internet rather than printing and mailing our proxy materials.

We believe following this process will expedite the receipt of such materials and will help lower our costs and reduce the environmental impact of our proxy materials. Therefore, the notice of Internet availability will be mailed to holders of record and beneficial owners of our common stock starting on or about August 18, 2023. The notice of Internet availability provides instructions as to how stockholders may access and review our proxy materials, including the Notice of the 2023 Annual Meeting of Stockholders, this proxy statement, the proxy card, and our 2022 Annual Report, on the website referred to in the notice of Internet availability or, alternatively, how to request that a printed copy of the proxy materials, including a proxy card, be sent to them by mail. The notice of Internet availability also provides voting instructions. In addition, stockholders of record may request to receive the proxy materials in printed form by mail or electronically by e-mail on an ongoing basis for future stockholder meetings.

Who is soliciting my vote?

Our Board is soliciting your vote for the Annual Meeting.

When is the record date for the Annual Meeting?

The record date for the determination of stockholders entitled to receive notice of and to vote at the Annual Meeting has been set as the close of business on August 8, 2023.

How many votes do I have?

Each share of common stock outstanding on the record date entitles the holder thereof to one vote, without cumulation, on each matter to be voted upon at the meeting. As of the record date for the Annual Meeting, there were 41,551,041 shares of common stock, issued, outstanding, and entitled to vote.

How do I vote?

If you are a stockholder of record as of the record date, there are several ways for you to vote, or authorize a proxy to vote, your shares.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy. If you vote by proxy, the individuals named on the proxy card, or your “proxies,” will vote in the manner you indicate. If you submit a proxy but do not indicate any voting instructions, your votes will be voted in accordance with our Board’s recommendations. Voting by proxy will not affect your right to attend the Annual Meeting. The procedures for voting depend on whether your shares are registered in your name or are held by a bank, broker, or other nominee who is the recordholder.

If your shares are registered directly in your name through our stock transfer agent, or if you have stock certificates registered in your name, you may vote:

●	By Internet or by telephone. Follow the instructions included in the proxy card to vote by Internet or telephone. Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Pacific Time on September 27, 2023.

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●	By mail. As described in the notice of Internet availability, you may request printed proxy materials, in which case you may complete, sign, and return the proxy card in the postage pre-paid envelope accompanying the proxy materials so that it is received prior to the Annual Meeting.

●	At the meeting. If you attend the Annual Meeting, you can vote using the 12-digit control number in your notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

If your shares are held in “street name” (meaning the shares are held in the name of a bank, broker, or other nominee who is the record holder), you must provide the bank, broker, or other nominee with instructions on how to vote your shares and can do so as follows:

●	By Internet or by telephone. Follow the instructions you receive from the bank, broker, or other nominee to vote by Internet or telephone.

●	By mail. You will receive instructions from the bank, broker, or other nominee explaining how to vote your shares.

●	At the meeting. If you attend the Annual Meeting, you can vote using the 12-digit control number in your notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials.

To ensure that your vote is counted, please remember to submit your vote by the date and time indicated on your proxy card, voting instruction form, or e-mail notification, as applicable.

How does the Board recommend that I vote on the proposals?

There are three proposals scheduled for a vote:

Voting Matter	Board Vote Recommendation	Page Reference For More Information
Proposal 1 — Election of Directors	FOR each nominee	16
Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm	FOR	17
Proposal 3 — Increase of the Shares Available under the Equity Incentive Plan	FOR	20

Are there any matters to be voted on at the Annual Meeting that are not included in this proxy statement?

At the date of this proxy statement, we did not know of any matters to be properly presented at the Annual Meeting other than those referred to in this proxy statement. If other matters are properly presented at the meeting or any postponement or adjournment thereof for consideration, and you are a stockholder of record and have submitted a proxy card, the persons named in your proxy card will have the discretion to vote on those matters for you.

May I change or revoke my proxy?

Yes. You may change or revoke your previously submitted proxy at any time before the Annual Meeting or, if you attend the Annual Meeting virtually, at the Annual Meeting before the polls close.

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If you hold your shares as a record holder, you may change or revoke your proxy in any one of the following ways:

●	By re-voting at a subsequent time by Internet or by telephone as instructed above;

●	By signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above;

●	By delivering a signed revocation letter to the following address: P.O. BOX 8016, Cary, NC 27512-9903 c/o Mediant Communications; or

●	By attending the Annual Meeting and voting virtually. Attending the Annual Meeting virtually will not in and of itself revoke a previously submitted proxy. You must specifically request at the Annual Meeting that it be revoked by voting at the Annual Meeting.

Your latest-dated proxy card, Internet, or telephone vote is the one that is counted.

If your shares are held in the name of a bank, broker, or other nominee, you may change your voting instructions by following the instructions of your bank, broker, or other nominee.

What if I receive more than one proxy card?

You may receive more than one proxy card if you hold shares of our common stock in more than one account, which may be in registered form or held in street name. Please vote in the manner described under “How do I vote?” for each account to ensure that all of your shares are voted.

How is a quorum reached?

Our amended and restated bylaws provide that the presence, in person, by remote communication, or by proxy of the holders of one-third of the voting power of the outstanding shares of our common stock entitled to vote will constitute a quorum for the transaction of business at the Annual Meeting. Thus, votes of stockholders of record who are present at the Annual Meeting virtually or by proxy, broker non-votes, and abstentions will be counted for purposes of determining whether a quorum exists.

As noted above, as of the record date for the Annual Meeting, there were 41,551,041 shares of common stock, issued, outstanding, and entitled to vote, which means that 13,850,347 shares of common stock must be present in person or represented by proxy at the Annual Meeting to establish a quorum.

Under the General Corporation Law of the State of Delaware, shares that are voted “abstain” or “withheld” and “broker non-votes” are counted as present for purposes of determining whether a quorum is present at the Annual Meeting. If a quorum is not present, the meeting may be adjourned until a quorum is obtained.

What is the effect if I fail to give voting instructions to my broker, bank, or other nominee?

A “broker non-vote” occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item, and has not received instructions from the beneficial owner. If your shares are held in “street name” by a broker, bank, or other nominee, your broker, bank, or other nominee is required to vote your shares according to your instructions. If you do not give instructions to your broker, bank, or other nominee, the broker, bank, or other nominee will still be able to vote your shares with respect to certain “discretionary” items on “routine” proposals, but will not be allowed to vote your shares with respect to “non-discretionary” items.

Proposal 1, Election of Directors, is a non-routine proposal and, therefore, a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.”

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Proposal 2, Ratification of Appointment of Independent Registered Public Accounting Firm, is considered to be a “routine” proposal and, therefore, a discretionary item, and your broker, bank, or other nominee will be able to vote on this proposal even if it does not receive instructions from you.

Proposal 3, Increase of the Shares Available under the Equity Incentive Plan, is a non-routine proposal and, therefore, a “non-discretionary” item. If you do not instruct your broker how to vote with respect to this proposal, your broker, bank, or other nominee may not vote for this proposal, and those votes will be counted as “broker non-votes.”

What are my voting options with respect to each proposal and how many votes are required to approve each proposal?

The table set forth below illustrates the voting options, vote required, and effect of abstentions and broker non-votes for each proposal, assuming a quorum is present at the Annual Meeting:

Voting Matter	Voting Options	Vote Required	Broker Discretionary Voting Allowed	Effect of Broker Non-Votes	Effect of Abstentions

Proposal 1 — Election of Directors	For or withhold with respect to each nominee or all nominees	Plurality of the votes cast by the holders of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter	No	No effect	No effect

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm	For, against, or abstain	Affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter	Yes	N/A	Against

Proposal 3 — Increase of the Shares Available under our Equity Incentive Plan	For, against, or abstain	Affirmative vote of the holders of a majority of the voting power of the shares present in person or by proxy at the Annual Meeting and entitled to vote on the matter	No	No effect	Against

What are the costs of soliciting these proxies?

We will pay all of the costs of soliciting these proxies. Our directors, officers, and employees may solicit proxies in person or by e-mail or other electronic means, or by telephone. We will pay these directors, officers, and employees no additional compensation for these services. We will ask banks, brokers, and other nominees to forward these proxy materials to their principals and to obtain authority to execute proxies. We will then reimburse them for their reasonable, out-of-pocket expenses. The expense associated with the solicitation of proxies will include reimbursement for postage and clerical expenses to brokerage houses and other custodians, nominees, or fiduciaries for forwarding proxy materials and other documents to beneficial owners of stock held in their names.

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How are votes counted?

Votes will be counted by our Secretary, as the inspector of election appointed for the Annual Meeting, who will separately tabulate the votes with respect to all proposals.

How do I attend the Annual Meeting?

We will host the Annual Meeting live online via audio webcast. Any stockholder as of the record date will be able to attend and participate in the Annual Meeting online by accessing www.proxydocs.com/SONM. To join the Annual Meeting, you will need to enter your 12-digit control number included in your notice of Internet availability of the proxy materials, on your proxy card or in the instructions that accompanied your proxy materials. Beneficial owners who do not have a control number may gain access to the meeting by logging into their broker, brokerage firm, bank, or other nominee’s website and selecting the shareholder communications mailbox to link through to the meeting. Instructions should also be provided on the voting instruction card provided by your broker, bank, or other nominee. Even if you plan to attend the Annual Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Annual Meeting.

The live audio webcast of the Annual Meeting will begin promptly at 9:00 a.m., Pacific Time. Online access to the audio webcast will open approximately 15 minutes prior to the start of the Annual Meeting to allow time for you to log in and test the computer audio system. We encourage our stockholders to access the meeting prior to the start time.

Will there be a question and answer session?

As part of the Annual Meeting, we will hold a live question and answer session, during which we intend to answer pertinent questions submitted prior to and during the meeting via the Q&A, as time permits and based on the nature of the questions. Questions and answers may be grouped by topic, and substantially similar questions may be grouped and answered once. We may also elect to address all the questions following the Annual Meeting in order to provide more detailed and accurate information to our stockholders.

What if I need technical assistance?

The virtual meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, Safari, and Edge) and devices (desktops, laptops, tablets, and smartphones) running the most updated version of applicable software and plugins. Beginning 15 minutes prior to the start of and during the Annual Meeting, we will have a support team ready to assist stockholders with any technical difficulties they may have accessing or hearing the virtual meeting. If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, you should call the support team listed on the virtual meeting website at www.proxydocs.com/SONM.

How can I know the voting results?

We plan to announce preliminary voting results at the Annual Meeting and will publish final results in a Current Report on Form 8-K to be filed with the SEC within four business days following the Annual Meeting.

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

Board of Directors

Our business is managed under the direction of our Board, which is currently composed of seven (7) members. Six (6) of our seven (7) directors are independent within the meaning of the independent director requirements of The Nasdaq Stock Market LLC (“Nasdaq”).

Effective as of the completion of the Annual Meeting, the Board has reduced the size of the Board to five (5) members. Our Board has selected five (5) of the seven (7) incumbent directors for re-election at the Annual Meeting. Alan Howe and Jose C. Principe, who are currently serving as directors, are not standing for re-election. Each director to be elected and qualified will hold office until the next annual meeting of stockholders and until his or her respective successor is elected, or, if sooner, until the director’s death, resignation, or removal. The entirety of our incumbent directors was elected at the Company’s 2022 annual meeting. We thank Mr. Howe and Mr. Principe for their service to the Company and our Board.

Current composition of our Board

The following table sets forth the names, ages as of September 28, 2023, and certain other information for each of our current directors with terms expiring at the Annual Meeting (including those, who are not nominated for election as a director at the Annual Meeting) and for each of the continuing directors:

Name and Position	Year First Became Director	Age	Independent	Audit Committee	Compensation Committee	Nominating and Governance Committee
Continuing Directors
James Cassano, Director	2022	77	Yes	Chair, *	✔
Peter Liu, Director, Chief Executive Officer	2022	55	No
Mike Mulica, Director	2021	60	Yes		Chair	✔
Jack Steenstra, Director	2022	61	Yes	✔	✔	Chair
Jeffrey Wang, Director, Chairman of the Board	2022	30	Yes
Non-Continuing Directors
Alan Howe, Director	2017	62	Yes	✔*
Jose C. Principe, Director	2022	73	Yes

* Audit Committee Financial Expert

Board Nominees and Composition of the Board after the Annual Meeting

Upon recommendation of our Nominating and Corporate Governance Committee, we nominated five (5) of the incumbent directors, who, if elected and qualified will hold office until the next annual meeting of stockholders and until his or her respective successor is elected, or, if sooner, until the director’s death, resignation, or removal. The following table sets forth the names, ages as of September 28, 2023, and certain other information on the composition of our Board, assuming all the director nominees are elected:

Name and Position	Year First Became Director	Age	Independent	Audit Committee	Compensation Committee	Nominating and Governance Committee
James Cassano, Director	2022	77	Yes	Chair, *	✔
Peter Liu, Director, Chief Executive Officer	2022	55	No
Mike Mulica, Director	2021	60	Yes	✔	Chair	✔
Jack Steenstra, Director	2022	61	Yes	✔	✔	Chair
Jeffrey Wang, Director, Chairman of the Board	2022	30	Yes

* Audit Committee Financial Expert

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Biographical information of our directors

James Cassano has served as a member of our Board since July 2022. Mr. Cassano currently is the Vice Chairman and Lead Independent Director of Ideanomics, Inc., where he is Chairman of the Audit and Compensation Committees. Mr. Cassano has been on the Board of Directors of Ideanomics since 2008. From December 2009 through December 2021, Mr. Cassano served as a Partner & Chief Financial Officer of CoActive Health Solutions, LLC, a worldwide contract research organization, supporting the pharmaceutical and biotechnology industries. From 2005 through 2009, Mr. Cassano was a partner in Jaguar Capital Partners, a private equity company, which formed Jaguar Acquisition Corporation (OTCBB: JGAC), a blank check company. Mr. Cassano served as executive vice president, chief financial officer, secretary, and director of Jaguar Acquisition Corporation. In June 1998, Mr. Cassano founded New Forum Publishers, an electronic publisher of educational material for secondary schools, and served as its chairman of the Board and chief executive officer until it was sold to Apex Learning, Inc., a company controlled by Warburg Pincus, in August 2003. He remained with Apex until November 2003 in transition as vice president of business development and served as a consultant to the company through February 2004. In June 1995, Mr. Cassano co-founded Advantix, Inc., a high volume electronic ticketing software and transaction services company which handled event related client and customer payments, that was renamed Tickets.com and went public through an IPO in 1999. From March 1987 to June 1995, Mr. Cassano served as senior vice president and chief financial officer of the Hill Group, Inc., a privately-held engineering and consulting organization, and from February 1986 to March 1987, Mr. Cassano served as vice president of investments and acquisitions for Safeguard Scientifics, Inc., a public venture development company. From May 1973 to February 1986, Mr. Cassano served as partner and director of strategic management services (Europe) for the strategic management group of Hay Associates. Mr. Cassano received a BS in Aeronautics and Astronautics from Purdue University and an MBA from Wharton Graduate School at the University of Pennsylvania. The Board believes that Mr. Cassano’s extensive financial and executive experience with multiple private and public companies qualifies him to serve on our Board.

Peter Liu has served as a member of our Board since July 2022. Mr. Liu has served as our Chief Executive Officer since April 2022. Mr. Liu previously served as our Executive Vice President for Global Operations from September 2010 to April 2022. From 2007 to 2010, Mr. Liu served as Global Quality Director for LOM/Perlos, an international VI supplier of mobile phones. From 2005 to 2007, Mr. Liu was the Head of Quality for the Strategic Growth Engine business at Motorola Solutions, Inc., a multinational telecommunications company. Mr. Liu received an M.B.A. from Lawrence Technological University and a Bachelor’s in Engineering from Tianjin University. The Board believes that Mr. Lui’s experience as our Executive Vice President for Global Operations and his knowledge of our Company qualifies him to serve on our Board.

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Mike Mulica has served as a member of our Board since April 2021. Mr. Mulica has served as Chairman at AlefEdge, a global edge API platform company that empowers enterprises to create, customize, and control their own private mobile network, since March 2018 and as its Chief Executive Officer since August 2021. From May 2018 to present, Mr. Mulica has served as the Global Management Advisor at Mulica Consulting, advising public and private companies on global mobile Internet and application platforms. From May 2016 to August 2018, Mr. Mulica served as Chief Executive Officer and President of Actility Technologies, Inc., an IoT communications and software company. From June 2014 to May 2016, Mr. Mulica served as the President, Worldwide Sales and Business Development at Real Networks, Inc., a content and Internet software company. From October 2011 to July 2014, Mr. Mulica served as the Chief Executive Officer and President of Openwave Systems, Inc., a mobile Internet software company. Prior to his service at Openwave Systems, he held various leadership positions at Motorola, Inc., a communications systems company, Synchronoss Technologies, an Internet software and services company, FusionOne, Inc., a mobile Internet software company, BridgePort Technologies, Inc., a mobile Internet software company, Phone.com, Inc., inventor of the mobile Internet, California Microwave, Inc., a microwave and satellite systems company, and Tandem Computers, a fault tolerant computer manufacturer. Mr. Mulica holds a BS in Finance from Marquette University and an MBA from the Kellogg School of Management at Northwestern University. The Board believes that Mr. Mulica’s extensive operational, executive and board experience with numerous private and public companies at various Internet, mobile and software companies qualifies him to serve on our Board.

Jack Steenstra has served as a member of our Board since July 2022. Mr. Steenstra has served as the Chief Technology Officer of Meta Technologies Inc., a software and hardware company in the wellness space, since August 2017. From November 2015 to August 2017, he was a freelance technology consultant with various startups including VRx Medical, an immersive digital therapeutics company, contributing to the technical, business, and product innovation of new products, services, and associated businesses developing new wireless devices. From July 1995 to November 2015, Mr. Steenstra was Vice President of Engineering at Qualcomm, a technology company, where he led a cross-functional department developing new products to support new business opportunities. Prior to that, he was an engineer at Abbott Laboratories, a medical devices and healthcare company, where he developed digital surveillance systems, software, and medical devices. Since January 2012, he has been a board member of Stepping Stone San Diego, a drug and alcohol rehabilitation and treatment program specializing in the Gay, Lesbian, Bisexual and Transgender community. Mr. Steenstra holds a BS in Electrical and Electronics Engineering from the University of Michigan and an MS in Electrical and Electronics Engineering from the University of Southern California. The Board believes that Mr. Steenstra’s extensive leadership and business consulting experience qualifies him to serve on our Board.

Jeffrey Wang has served as Chairman of our Board since July 2022. Mr. Wang has served as a Software Engineer at Plaid Inc., a California-based financial services company, since April 2022. Previously he was a Senior Software Engineer at Waymo LLC, Google LLC’s autonomous driving technology company, from August 2019 to April 2022 with the data warehouse team and a Senior Software Engineer with the search ads backend infrastructure at Google LLC, a global technology company specializing in internet related services and products, from February 2015 to August 2019. Mr. Wang holds a BA in Computer Science from the University of California, Berkeley. The Board believes that Mr. Wang’s experience at technology companies qualifies him to serve on our Board.

Executive officers

The following table sets forth the name, age, and position of each of our executive officers as of September 28, 2023. Mr. Liu first became an officer pursuant to a contractual arrangement in connection with an equity investment by a certain stockholder, owned and controlled by our current Chairman of the Board, Jeffrey Wang. For more information about the arrangement, please see “Certain relationships and related person transactions.”

Name	Year First Became Officer	Age	Position

Peter Hao Liu	2022	55	Chief Executive Officer
Clay Crolius	2022	62	Chief Financial Officer
Charles Becher	2023	56	Chief Commercial Officer and General Manager of North America

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Biographical information of our executive officers

For information about Peter Liu, please see “Biographical information of our directors” above.

Clay Crolius has served as our Chief Financial Officer since July 2022. From September 2021 to July 2022, he served as our Chief Accounting Officer. From December 2016 to August 2021, Mr. Crolius served as Principal Accounting Officer and Controller for 4Front Ventures Corp. a national manufacturer and retailer. From 2015 to 2016, Mr. Crolius was the Controller at Ethology Corporation, a digital advertising agency startup. From 2005 to 2014, Mr. Crolius was a Senior Management Consultant with the David Lewis Company, a professional services consulting company. He also served as Vice President of Financial Operations for Warner Bros. Studios, a division of Time Warner from 2000 to 2005. Mr. Crolius holds a BA in Economics and Business from the University of California, Los Angeles, and is a certified public accountant in the state of California.

Chuck Becher has served as our Chief Commercial Officer and General Manager of North America since 2022. From April 2022 to August 2022, Mr. Becher served as Senior Vice President of Carrier Solutions at Inseego Corporation, a leader in mobile hotspots and fixed wireless devices. From June 2020 to April 2022, Mr. Becher served as Chief Commercial Officer and EVP of OnwardMobility, a startup created to bring BlackBerry devices back to the market. From December 2016 to January 2020, Mr. Becher served as Sonim Technologies’ Chief Sales and Marketing Officer. From 2000 to 2016, Mr. Becher also served in increasing positions of responsibility at Kyocera Communications, Inc, a wireless phone original equipment manufacturer headquartered in Yokohama, Japan, culminating in the role of Senior Vice President and General Manager of Sales and Marketing. Mr. Becher holds a BBA from the University of Michigan School of Business in Ann Arbor, Michigan.

Corporate governance documents

Corporate Governance Guidelines

Our Board adopted Corporate Governance Guidelines, which set forth a flexible framework within which the Board, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines address, among other things, the composition and functions of the board of directors, director independence, compensation of directors, board membership criteria, Board leadership, and composition.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics, or the Code of Conduct, applicable to all of our employees, executive officers, and directors. The Nominating and Corporate Governance Committee of our Board is responsible for overseeing the Code of Conduct and must approve any waivers of the Code of Conduct for employees, executive officers, and directors.

Committee Charters

Each standing committee of the Board is governed by a charter adopted by the Board.

Availability of Governance Documents

The Corporate Governance Guidelines, the Code of Conduct, and each of the Audit, Compensation, and Nominating and Corporate Governance Committee charters are available on the Company’s investor relations website, ir.sonimtech.com. We expect that any amendments to the Code of Conduct, or any waivers of its requirements, will be disclosed on our website to the extent required by the applicable rules of the SEC and The Nasdaq Stock Market LLC.

Board composition considerations

Our selection of directors and officers is conducted on the basis of outstanding achievement in their professional careers, broad experience, personal and professional integrity, ability to make independent and analytical inquiries, financial literacy, mature judgment, high performance standards, familiarity with our business and industry, ability to work collegially, and, in the case of our Chief Executive Officer, the initial selection was made based on the contractual arrangement in connection with an equity investment by a certain stockholder. Please see “Certain Relationships and Related Person Transactions” and “Director independence.”

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Board leadership structure

The Board believes that having an independent Chairperson of our Board creates an environment that is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its stockholders. Therefore, our current policy (as set forth in our Corporate Governance Guidelines) is that the positions of Chief Executive Officer and Chairperson be held by different individuals, except in unusual circumstances as determined by the Board. As a result, the Board believes that having an independent Chairperson can enhance the effectiveness of the Board as a whole. Notwithstanding the above, our Board believes that it is important to retain the flexibility to combine or separate the responsibilities of the offices of Chairperson of our Board and Chief Executive Officer, as from time to time it may be in our best interests to either combine or separate the roles and may amend our Corporate Governance Guidelines to that effect.

The Board has an independent chair, Jeffrey Wang. As Board Chairman, Mr. Wang has broad authority, among other things, to call and preside over Board meetings, including meetings of the independent directors, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Board Chairman has substantial ability to shape the work of the Board. Peter Liu, the Company’s Chief Executive Officer, currently serves as our principal executive officer.

Our Board meets regularly in executive sessions of the directors without those directors who are also our executive officers.

Role of the Board in risk oversight

Our Board is responsible for the oversight of risk management related to the Company’s business and accomplishes this oversight through the regular reporting to the Board by its committees. The Audit Committee periodically reviews our accounting, reporting, and financial practices, including the integrity of our financial statements, the surveillance of administrative and financial controls, and the Company’s compliance with legal and regulatory requirements. Through its regular meetings with management, including the finance, legal, internal audit, and information technology functions, the Audit Committee reviews and discusses all significant areas of the Company’s business and summarizes for the Board all areas of risk and the appropriate mitigating factors. In addition, the Compensation Committee and the Nominating and Corporate Governance Committee review and report to the Board with regard to areas of risk management that such Board committees oversee.

Director independence

As required by applicable rules of Nasdaq and our Corporate Governance Guidelines, a majority of the members of our Board qualify as “independent,” as affirmatively determined by the Board.

In making these determinations, our Board considered certain relationships and transactions that occurred in the ordinary course of business between the Company and entities with which some of our directors are or have been affiliated. The Board determined that such transactions would not impair the particular director’s independence or interfere with the exercise of independent judgment in carrying out director responsibilities.

Our Board undertook a review of the independence of each director and considered whether any director has a material relationship that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities as a director. After review of all relevant transactions or relationships between each director, or any of his or her family members, and the Company, its senior management and its independent registered public accounting firm, the Board affirmatively determined that all of our directors are independent directors within the meaning of the applicable Nasdaq listing rules, except for Mr. Liu, who serves as our Chief Executive Officer.

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Committees of the Board

Our Board directs the management of the Company’s business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and its standing committees. We have a standing Audit Committee, Compensation Committee, and Nominating and Corporate Governance Committee, each of which operates under a written charter.

In addition, from time to time, special committees may be established under the direction of our Board when the Board deems it necessary or advisable to address specific issues.

Board, committees, and stockholders meetings

During the fiscal year ended December 31, 2022:

●	our Board held 22 meetings (including regularly scheduled and special meetings);

●	our Audit Committee held 6 meetings;

●	our Compensation Committee held 2 meetings; and

●	our Nominating and Corporate Governance Committee held no meetings.

Each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served during the fiscal year ended December 31, 2022.

Although we do not have a formal policy regarding the attendance of our annual meetings of stockholders by the members of our Board, we encourage them to do so. Three of our seven then-current directors attended our 2022 annual meeting of stockholders, because of an inadvertent distribution of a wrong hyperlink to the rest of the directors who were not able to join the virtual meeting as “participants” as a result.

Audit Committee

Our Audit Committee consists of James Cassano, Alan Howe, and Jack Steenstra, with Mr. Cassano serving as Chairman. Following the Annual Meeting (and assuming all director nominees are elected) our Audit Committee will consist of James Cassano, Mike Mulica, and Jack Steenstra, with Mr. Cassano serving as Chairman. Our Board has determined that Mr. Cassano is an Audit Committee financial expert, as defined by SEC rules and regulations. Our Board has determined that each of these individuals satisfies the independence requirements of the Sarbanes-Oxley Act of 2002, as amended, or the Sarbanes-Oxley Act, Rule 10A-3 under the Exchange Act and the applicable listing standards of the Nasdaq listing rules.

The Audit Committee’s responsibilities include, among other things:

●	recommending and retaining an independent registered public accounting firm to serve as independent auditor to audit our financial statements, overseeing the independent auditor’s work and determining the independent auditor’s compensation;

●	approving in advance all audit services and non-audit services to be provided to us by our independent auditor;

●	establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls, auditing or compliance matters, as well as for the confidential, anonymous submission by our employees of concerns regarding questionable accounting or auditing matters;

●	overseeing our risk assessment and risk management processes;

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●	reviewing and ratifying all related party transactions, based on the standards set forth in our related-person transactions policy;

●	reviewing and discussing with management and our independent auditor the results of the annual audit and the independent auditor’s review of our quarterly financial statements; and

●	conferring with management and our independent auditor about the scope, adequacy and effectiveness of our internal accounting controls, the objectivity of our financial reporting and our accounting policies and practices.

Compensation Committee

Our Compensation Committee consists of Mike Mulica, James Cassano, and Jack Steenstra, with Mr. Mulica serving as the Chairman. Each of these individuals is a non-employee director, as defined in Rule 16b-3 promulgated under the Exchange Act. Our Board has determined that each Compensation Committee member is “independent,” as defined under the applicable Nasdaq listing rules, including the standards specific to members of a compensation committee.

The Compensation Committee’s responsibilities include, among other things:

●	establishing and approving, and making recommendations to the Board regarding, performance goals and objectives relevant to the compensation of our chief executive officer, evaluating the performance of our chief executive officer in light of those goals and objectives and setting, or recommending to the full Board for approval, the chief executive officer’s compensation, including incentive-based and equity-based compensation, based on that evaluation;

●	setting the compensation of our other executive officers, and may incorporate recommendations from the chief executive officer;

●	exercising administrative authority under our equity incentive plan and employee benefit plans;

●	establishing policies and making recommendations to our Board regarding director compensation;

●	overseeing risks and exposures associated with executive and director compensation plans and arrangements; reviewing and discussing with management the compensation discussion and analysis that we may be required from time to time to include in SEC filings; and

●	preparing a compensation committee report on executive and director compensation as may be required from time to time to be included in future annual proxy statements or annual reports on Form 10-K filed with the SEC.

Pursuant to the Compensation Committee’s charter, the Compensation Committee may form and delegate authority to subcommittees to the extent permitted by applicable law, as it deems appropriate from time to time under the circumstances, pursuant to the terms set forth in the Compensation Committee’s charter.

Independent compensation consultant

Pursuant to the Compensation Committee’s charter, the Compensation Committee shall have the authority to retain, obtain advice and assistance from internal or external legal counsel, accounting or other advisors and consultants (referred to collectively as “advisors”) it deems necessary or appropriate in carrying out its duties. The Compensation Committee has sole authority to (i) determine appropriate compensation for any such advisor retained by the Compensation Committee, which reasonable compensation shall be funded by the Company and (ii) retain and terminate any compensation consultant to assist in the evaluation of director, principal executive officer or senior executive compensation, including sole authority to approve such consultant’s reasonable fees and other retention terms, which reasonable compensation shall be funded by the Company. During the fiscal year ended December 31, 2022, the Compensation Committee did not engage any advisor for guidance on employee or executive compensation.

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Nominating and Corporate Governance Committee

Our Nominating and Corporate Governance Committee consists of Jack Steenstra and Mike Mulica, with Mr. Steenstra serving as the Chair. Our Board has determined that each of these individuals is “independent” as defined under the applicable listing standards of Nasdaq and SEC rules and regulations.

The Nominating and Corporate Governance Committee’s responsibilities include, among other things:

●	assessing the need for new directors and identifying individuals qualified to become directors;

●	recommending to the Board the persons to be nominated for election as directors and to each of the board’s committees overseeing an evaluation of our Board and its committees;

●	assessing individual director performance, participation and qualifications;

●	developing, recommending, overseeing the implementation of and monitoring compliance with our corporate governance guidelines, and periodically reviewing and recommending any necessary or appropriate changes to our corporate governance guidelines;

●	monitoring the effectiveness of the Board and the quality of the relationship between management and the board; and

●	overseeing an annual evaluation of the Board’s performance.

Director nominations process

The Nominating and Corporate Governance Committee is responsible for recommending candidates to serve on the Board and its committees. In considering whether to recommend any particular candidate to serve on the Board or its committees or for inclusion in the Board’s slate of recommended director nominees for election at the annual meeting of stockholders, our Nominating and Corporate Governance Committee considers the criteria set forth in the Nominating and Corporate Governance Committee charter and our Corporate Governance Guidelines, including consideration of any potential conflicts of interest as well as applicable independence, experience, and other requirements. Our Nominating Committee gives the same consideration to candidates recommended by stockholders as those candidates recommended by search firms, members of our Board, and management.

The Board considers recommendations for nominees from the Nominating and Corporate Governance Committee. The Board determined the appropriate characteristics, skills, and experience for the Board as a whole and for its individual members. The Board will consider the minimum general criteria set forth below, and may add any specific additional criteria with respect to specific searches, in selecting candidates and existing directors for service on the Board. An acceptable candidate may not fully satisfy all of the criteria, but is expected to satisfy nearly all of them. In considering candidates recommended by the Nominating and Corporate Governance Committee, the Board intends to consider such factors as:

●	possessing relevant expertise upon which to be able to offer advice and guidance to management,

●	having sufficient time to devote to the affairs of Sonim;

●	demonstrated excellence in his or her field;

●	having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders;

●	current composition of the Board; and

●	diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Sonim to maintain a balance of knowledge, experience, and capability.

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At this time, the Nominating and Corporate Governance Committee does not have a policy with regard to the consideration of director candidates recommended by stockholders. The Nominating and Corporate Governance Committee believes that it is in the best position to identify, review, evaluate, and select qualified candidates for Board membership, based on the comprehensive criteria for Board membership approved by the Board.

Anti-hedging policy

Our Board has adopted an Insider Trading Policy, which applies to all of our directors, officers, and employees. The policy prohibits our directors, officers, and employees from engaging in hedging transactions and all other forms of monetization transactions: no officer, director, employee, or consultant to Sonim may engage in short sales, transactions in put or call options, hedging transactions, margin accounts, pledges, or other inherently speculative transactions with respect to our stock at any time.

For our Board Diversity Matrix as of July 25, 2022, see our investor relations website.

Communications with the Board of Directors

Any stockholder or any other interested party who desires to communicate with our Board, our non-management directors, or any specific individual director may do so by directing such correspondence to the attention of the Secretary, Sonim Technologies, Inc. 4445 Eastgate Mall, Suite 200 San Diego, CA 92121. Following its clearance through normal security procedures, the Secretary will forward such communication to the pertinent director or directors, as appropriate. In that regard, the Board has requested that certain items unrelated to the duties and responsibilities of the Board should be excluded or redirected, as appropriate, such as: business solicitations or advertisements, junk mail and mass mailings, resumes and other forms of job inquiries, spam, and surveys. In addition, material that is unduly hostile, threatening, potentially illegal or similarly unsuitable will be excluded.

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PROPOSAL 1 — ELECTION OF DIRECTORS

Our Board is currently composed of seven (7) members and will be composed of five (5) members effective as of the completion of the Annual Meeting. Our Board is elected each year at the annual meeting of stockholders for a term of one year. Each director’s term continues until the election and qualification of such director’s successor, or such director’s earlier death, resignation, or removal.

Nominees

Our Board has nominated the incumbent directors, James Cassano, Peter Liu, Mike Mulica, Jack Steenstra, and Jeffery Wang to stand for re-election to serve as directors. If elected, each of them will serve as director until the 2024 annual meeting of stockholders and until their successors are elected and qualified, or their earlier death, resignation, or removal. For more information concerning the nominees, see the section titled “Directors, Executive Officers, and Corporate Governance.”

The Board anticipates that each of the nominees will serve, if elected, as a director. However, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the discretionary authority provided in the proxy will be exercised by the proxy holders to vote for a substitute or substitutes nominated by the Board, or the Board, on the recommendation of the Nominating and Corporate Governance Committee, may reduce the size of the Board and number of nominees.

Vote required

The election of each director nominee requires a plurality of the votes cast by the holders of the shares of our common stock present in person or by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions (any shares voted “Withhold”) and broker non-votes will have no effect on this proposal.

Board recommendation

The Board unanimously recommends a vote FOR the election of each of the director nominees as directors.

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PROPOSAL 2 — RATIFICATION OF APPOINTMENT

OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has appointed Moss Adams LLP (Campbell, CA, PCAOB ID: 659) (“Moss Adams”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. The Audit Committee and the Board seek to have the stockholders ratify the Audit Committee’s appointment of Moss Adams.

Although we are not required to seek stockholder approval of this appointment, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the appointment of Moss Adams for ratification by stockholders as a matter of good corporate practice. If the appointment of Moss Adams is not ratified by the stockholders, the Audit Committee will consider the vote of our stockholders and may appoint another independent registered public accounting firm or may decide to maintain its appointment of Moss Adams.

Representatives of Moss Adams will be present at the Annual Meeting and will have the opportunity to make a statement, if they desire to do so, and to respond to appropriate questions.

Fees paid to the independent registered public accounting firm

The following table presents fees for professional audit services rendered by Moss Adams for the audit of our annual financial statements for fiscal 2022 and fiscal 2021, and fees billed for other services rendered by Moss Adams LLP during fiscal 2022 and fiscal 2021.

Fee Category	Fees for Fiscal 2022	Fees for Fiscal 2021
Audit fees(1)	$759,250	$664,250
Audit-related fees(2)	$25,750	—
Tax fees(3)	$67,580	39,108
All other fees	$—	$—
Total Fees	$852,580	$703,358

(1)	Audit Fees consist of fees for professional services rendered for the audit of our consolidated financial statements included in our annual report, and the review of our interim consolidated financial statements included in our quarterly reports.

(2)	Services in connection with our Registration Statements on Form S-3 and Form S-8.

(3)	Tax Fees consist of fees for tax compliance and tax advice.

Audit Committee policy on pre-approval of audit and permissible non-audit services of independent registered public accounting firm

The Audit Committee must pre-approve all audit related services and permissible non-audit services (unless in compliance with exceptions available under applicable laws and rules related to immaterial aggregate amounts of services) provided by our independent registered public accounting firm. However, the Audit Committee may delegate preapproval authority to one or more committee members so long as any such preapproval decisions are presented to the full committee at the next scheduled meeting.

All services rendered by Moss Adams LLP, our independent registered public accounting firm, during fiscal 2022 and fiscal 2021 were pre-approved by the Audit Committee in accordance with the audit committee pre-approval policy.

None of the services described above was approved pursuant to the de minimis exception provided in Rule 2-01(c)(7)(i)(C) of Regulation S-X promulgated by the SEC.

Vote required

Ratification of the appointment of Moss Adams requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote against the proposal. No broker non-votes are expected in connection with the proposal.

Board recommendation

The Board unanimously recommends a vote FOR the ratification of the appointment of Moss Adams as our independent registered public accounting firm for our fiscal year ending December 31, 2023.

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AUDIT COMMITTEE REPORT

The information contained under this “Audit Committee Report” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

In the performance of its oversight function, the Audit Committee of our Board has:

a.	reviewed and discussed with management the Company’s annual audited financial statements for the fiscal year ended December 31, 2022;

b.	discussed with Moss Adams, our independent registered public accounting firm, the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;

c.	received from Moss Adams the written disclosures and the letter required by applicable requirements of the PCAOB regarding Moss Adams’s communication with the Audit Committee concerning independence; and

d.	discussed with Moss Adams its independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

While the Audit Committee has the responsibilities set forth in its charter (including to monitor and oversee the audit processes), the Audit Committee does not have the duty to plan or conduct audits or to determine that the Company’s financial statements are complete, accurate, or in accordance with generally accepted accounting principles. The Company’s management and independent auditor have this responsibility.

This report is respectfully submitted by the members of the Audit Committee of the Board of Directors:

James Cassano (Chair)

Alan Howe

Jack Steenstra

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PROPOSAL 3 —

INCREASE OF THE SHARES AVAILABLE UNDER THE 2019 EQUITY INCENTIVE PLAN

General

On August 14, 2023, our Board approved an amendment to the Sonim Technologies, Inc. 2019 Equity Incentive Plan (the “2019 Plan”), subject to stockholder approval, and accordingly, the Board directed that such amendment be submitted to the stockholders for approval at the Annual Meeting. The amendment would increase by 2,000,000 shares the number of authorized shares of our common stock available for issuance under the 2019 Equity Incentive Plan as of the record date: from 9,003,242 shares to 11,003,242 shares. No other changes are being made to the 2019 Equity Incentive Plan. The proposed 2019 Equity Incentive Plan, as amended and restated assuming this proposal is approved by our stockholders, is included as Annex A hereto.

Stockholder approval of the amendment to the 2019 Plan is being sought in order to (i) meet Nasdaq listing requirements and (ii) allow for incentive stock options to meet the requirements of the Internal Revenue Code of 1986, as amended. For additional information regarding our current officer and director compensation, see the section titled “Executive And Director Compensation.” We also encourage you to review the section titled “Equity compensation plan information” for more information with regard to all our equity compensation plans.

If our stockholders approve this proposal, the amendment to the 2019 plan will become effective as of the date of the Annual Meeting. We intend to file a Registration Statement on Form S-8 to register additional shares available for issuance under the 2019 Plan as a result of the amendment. If our stockholders fail to approve this proposal, the 2019 Plan will remain as is without any changes thereto.

As of August 8, 2023, the record date, the number of shares of our common stock authorized for issuance but unissued under the 2019 Plan was 652,788. As of the record date, the Company has outstanding stock options to purchase approximately 5,841,382 shares of common stock, 623,788 shares of common stock subject to outstanding restricted stock units, and warrants to purchase 2 shares of common stock, all of which were granted under the 2019 Plan and various other prior plans and non-plan agreements.

Reasons to vote approve the proposal

Equity awards are an important part of our compensation philosophy

The Board believes that it is very important that our eligible employees, consultants, and directors receive part of their compensation in the form of equity awards to foster their investment in us, reinforce the link between their financial interests and those of our other stockholders and maintain a competitive compensation program. Equity compensation fosters an employee ownership culture, motivates employees to create stockholder value and, because the awards are typically subject to vesting and other conditions, promotes a focus on long-term value creation. The equity incentive programs we have in place have worked to build stockholder value by attracting and retaining extraordinarily talented employees, consultants, and directors. The Board believes we should continue to offer competitive equity compensation packages in order to attract and motivate the talent necessary for our continued growth and success.

We expect to expand our team and anticipate the eventual growth of our business

The purposes of the 2019 Plan are to attract, retain and motivate officers and key employees (including prospective employees), directors, consultants, and others who may perform services for the Company to compensate them for their contributions to the long-term growth and profits of the Company and to encourage them to acquire a proprietary interest in the success of the Company. Therefore, the remaining pool should always be sufficient if needed for new hires or other special circumstances.

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The 2019 Plan combines compensation and governance best practices designed to protect our stockholders’ interests

We recognize that equity compensation awards dilute stockholder equity and must be used judiciously. Our equity compensation practices are designed to be in line with industry norms, and we believe our historical share usage has been responsible and mindful of stockholder interests. Certain provisions in the 2019 Plan are designed to protect our stockholders’ interests and to reflect corporate governance best practices including:

Flexibility in designing equity compensation schemes. The 2019 Plan allows us to provide a broad array of equity incentives, including traditional stock option grants, stock appreciation rights, restricted stock awards, restricted stock unit (“RSU”) awards, performance stock awards, and performance cash awards. By providing this flexibility we can quickly and effectively react to trends in compensation practices and continue to offer competitive compensation arrangements to attract and retain the talent necessary for the success of our business.

No discounted stock options or stock appreciation rights. All stock options and stock appreciation rights granted under the 2019 Plan must have an exercise price or strike price equal to or greater than the fair market value of our common stock on the date the stock option or stock appreciation right is granted.

Limits on non-employee director compensation. The maximum number of shares of common stock subject to awards granted under the 2019 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by us to the non-employee director during that year for service on our Board, will not exceed $600,000 in total value (calculating the value of the awards based on the grant date fair value for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to our Board, $1,000,000.

Awards are subject to forfeiture/clawback. Awards granted under our 2019 Plan are subject to recoupment in accordance with any clawback policy that we are required to adopt pursuant to the listing standards of any national securities exchange or association on which our securities are listed or as is otherwise required by the Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, we may impose other clawback, recovery, or recoupment provisions in a stock award agreement, including a reacquisition right in respect of previously acquired shares or other cash or property upon the occurrence of cause.

No single trigger accelerated vesting upon change in control. The 2019 Plan does not provide for any automatic mandatory vesting of awards upon a change in control.

No liberal change in control definition. The change in control definition in the 2019 Plan is not a “liberal” definition. A change in control transaction must actually occur in order for the change in control provisions in the 2019 Plan to be triggered.

Termination of stock options and stock appreciation rights on a participant’s termination for cause. If a participant’s service is terminated for cause, as defined under the 2019 Plan (which includes the participant’s commission of any felony or any crime involving fraud, dishonesty, or moral turpitude and the participant’s unauthorized use or disclosure of our confidential information or trade secrets), the participant is prohibited from exercising his or her stock options and stock appreciation rights.

We manage our equity award usage carefully

The following table provides certain additional information regarding our equity incentive plans as of the record date.

As of August 8, 2023
Total number of shares of common stock subject to outstanding stock options	5,841,382
Weighted-average exercise price of outstanding stock options	$0.85
Weighted-average remaining term of outstanding stock options	9.34 years
Total number of shares of common stock subject to outstanding full value awards	623,788
Total number of shares of common stock available for grant under the 2019 Plan	652,788
Total number of shares of common stock available for grant under other equity incentive plans(1)	158,337
Total number of shares of common stock outstanding	41,551,041
Per-share closing price of common stock as reported on Nasdaq Capital Market	$0.54

(1) Represents shares issuable pursuant to our 2019 ESPP.

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The following table provides detailed information regarding the activity related to our equity incentive plans for fiscal years 2020, 2021, and 2022.

	Fiscal Year 2022	Fiscal Year 2021	Fiscal Year 2020
Total number of shares of common stock subject to stock options granted	4,414,419	0	62,600
Total number of shares of common stock subject to full value awards granted	840,983	220,268	280,600

Weighted-average number of shares of common stock outstanding	28,889,111	9,464,560	4,620,855
Burn Rate (1)	18%	2%	7%

(1) Burn rate is the summation of the total number of stock options granted and full value awards granted divided by the weighted-average shares outstanding.

Description of the 2019 Plan

The material features of the 2019 Plan (as proposed to be amended and modified and assuming that the increase of the shares authorized under the 2019 Plan is approved) are outlined below. This summary is qualified in its entirety by reference to the complete text of the 2019 Plan. Stockholders are encouraged to read the actual text of the 2019 Plan, which is included in this proxy statement as Annex A.

Awards. The 2019 Plan provides for the grant of incentive stock options (“ISOs”), nonstatutory stock options (“NSOs”), stock appreciation rights, restricted stock awards, restricted stock unit awards, performance-based stock awards, and other stock awards, or collectively, stock awards.

Eligibility. Employees, non-employee directors, and consultants are eligible to participate in the 2019 Plan. All of our 56 employees, six non-employee directors, and 24 consultants are currently eligible to participate in the 2019 Plan and may receive all types of stock awards, other than ISOs, under the 2019 Plan. ISOs may be granted under the 2019 Plan only to our employees in the United States.

Authorized Shares. If this proposal is approved, the total number of our common stock reserved for issuance under the 2019 Plan will not exceed 11,003,242, which number is the sum of:

(i)	188,503 shares that were approved in connection with the 2019 Plan’s initial adoption;

(ii)	the number of shares subject to outstanding stock options or other stock awards that were granted under our 2012 Equity Incentive Plan, as amended, as of the initial adoption of the 2019 Plan, to the extent such awards are forfeited, terminated, expire, or are otherwise not issued;

(iii)	300,000 shares that were approved at our 2020 annual meeting of stockholders;

(iv)	5,000,000 shares that were approved at our 2022 annual meeting of stockholders;

(v)	the entirety of the shares added pursuant to the evergreen provision of the 2019 Plan

(vi)	2,000,000 shares to be added pursuant to this proposal.

Additionally, the number of shares of our common stock reserved for issuance under the 2019 Plan automatically increases on January 1 of each calendar year for ten (10) years ending on and including January 1, 2029, in an amount equal to 5% of the total number of shares of our capital stock outstanding on December 31 of the prior calendar year, unless our Board or compensation committee determines prior to the date of increase that there will be a lesser increase, or no increase.

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Shares subject to stock awards granted under our 2019 Plan that expire or terminate without being exercised in full, or that are paid out in cash rather than in shares, do not reduce the number of shares available for issuance under our 2019 Plan. Additionally, shares become available for future grants under our 2019 Plan if they were issued under stock awards under our 2019 Plan and we repurchase them or they are forfeited. This includes shares used to pay the exercise price of a stock award or to satisfy the tax withholding obligations related to a stock award.

Plan Administration. Our Board and our Compensation Committee administer our 2019 Plan. Our Board may also delegate to one or more of our officers the authority to (i) designate employees (other than officers) to receive specified stock awards, and (ii) determine the number of shares subject to such stock awards. Under our 2019 Plan, our Board has the authority to determine and amend the terms of awards, including:

●	recipients;

●	the exercise, purchase, or strike price of stock awards, if any;

●	the number of shares subject to each stock award;

●	the fair market value of a share of our common stock in the event no public market exists for our common stock;

●	the vesting schedule applicable to the awards, together with any vesting acceleration; and

●	the form of consideration, if any, payable upon exercise or settlement of the award.

Under our 2019 Plan, our Board also generally has the authority to effect, with the consent of any adversely affected participant:

●	the reduction of the exercise, purchase, or strike price of any outstanding award;

●	the cancellation of any outstanding stock award and the grant in substitution therefor of other awards, cash, or other consideration; or

●	any other action that is treated as a repricing under generally accepted accounting principles.

Non-Employee Director Limitation. The maximum number of shares of common stock subject to awards granted under the 2019 Plan or otherwise during any one calendar year to any non-employee director, taken together with any cash fees paid by us to the non-employee director during that year for service on our Board, will not exceed $600,000 in total value (calculating the value of the awards based on the grant date fair value for financial reporting purposes), or, with respect to the calendar year in which a non-employee director is first appointed or elected to our Board, $1,000,000.

Stock Options. ISOs and NSOs are granted pursuant to stock option agreements adopted by the plan administrator. The plan administrator determines the exercise price for stock options, within the terms and conditions of our 2019 Plan, provided that the exercise price of a stock option generally cannot be less than 100% of the fair market value of our common stock on the date of grant. Options granted under our 2019 Plan vest at the rate specified in the stock option agreement as determined by the plan administrator. The plan administrator determines the term of stock options granted under the 2019 Plan, up to a maximum of ten years. Unless the terms of an optionholder’s stock option agreement provide otherwise, if an optionholder’s service relationship with us, or any of our affiliates, ceases for any reason other than disability, death, or cause, the optionholder may generally exercise any vested options for a period of three months following the cessation of service. The option term may be extended in the event that the exercise of the option following such a termination of service is prohibited by applicable securities laws or our insider trading policy. If an optionholder’s service relationship with us or any of our affiliates ceases due to disability or death, or an optionholder dies within a certain period following cessation of service, the optionholder or a beneficiary may generally exercise any vested options for a period of 12 months in the event of disability and 18 months in the event of death. Except as otherwise provided in the applicable stock option agreement or other written agreement between us or any of our affiliates and the participant, options terminate immediately upon the termination of the individual’s employment for cause. In no event may an option be exercised beyond the expiration of its term. Acceptable consideration for the purchase of common stock issued upon the exercise of a stock option will be determined by the plan administrator and may include (1) cash, check, bank draft, or money order, (2) a broker-assisted cashless exercise, (3) the tender of shares of our common stock previously owned by the optionholder, (4) a net exercise of the option if it is an NSO, and (5) other legal consideration approved by the plan administrator.

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Tax Limitations on ISOs. The aggregate fair market value, determined at the time of grant, of our common stock with respect to ISOs that are exercisable for the first time by an optionholder during any calendar year under all of our stock plans may not exceed $100,000. Options or portions thereof that exceed such limit will generally be treated as NSOs. No ISO may be granted to any person who, at the time of the grant, owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our affiliates unless (i) the option exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and (ii) the term of the ISO does not exceed five years from the date of grant. The maximum number of shares of our common stock that may be issued upon the exercise of ISOs under our 2019 Plan is equal to three times the aggregate number of shares reserved under the 2019 Plan.

Restricted Stock Unit Awards. Restricted stock unit awards are granted pursuant to restricted stock unit award agreements adopted by the plan administrator. Restricted stock unit awards may be granted in consideration for any form of legal consideration that may be acceptable to our Board and permissible under applicable law. A restricted stock unit award may be settled by cash, delivery of stock, a combination of cash and stock as deemed appropriate by the plan administrator, or in any other form of consideration set forth in the restricted stock unit award agreement. Additionally, dividend equivalents may be credited in respect of shares covered by a restricted stock unit award. Except as otherwise provided in the applicable award agreement, restricted stock units that have not vested will be forfeited once the participant’s continuous service ends for any reason.

Restricted Stock Awards. Restricted stock awards are granted pursuant to restricted stock award agreements adopted by the plan administrator. A restricted stock award may be awarded in consideration for cash, check, bank draft, or money order, past services to us, or any other form of legal consideration (including future services) that may be acceptable to our Board and permissible under applicable law. The plan administrator determines the terms and conditions of restricted stock awards, including vesting and forfeiture terms. If a participant’s service relationship with us ceases for any reason, we may receive any or all of the shares of common stock held by the participant that have not vested as of the date the participant terminates service with us through a forfeiture condition or a repurchase right.

Performance Awards. The 2019 Plan permits the grant of performance awards. A performance award is a stock or cash award that is payable (including that may be granted, may vest, or may be exercised) contingent upon the achievement of pre-determined performance goals during a performance period. A performance award may require the completion of a specified period of continuous service. The length of any performance period, the performance goals to be achieved during the performance period, and the measure of whether and to what degree such performance goals have been attained will generally be determined by the plan administrator.

Performance goals under the 2019 Plan are based on any one or more of the following performance criteria: (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) subscriber satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) the number of subscribers, including but not limited to unique subscribers; (34) employee retention; and (35) other measures of performance selected by the plan administrator.

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Performance goals may be based on a company-wide basis, with respect to one or more business units, divisions, affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the plan administrator at the time the performance goals are established, the plan administrator will appropriately make adjustments in the method of calculating the attainment of performance goals for a performance period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by us achieved performance objectives at targeted levels during the balance of a performance period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of our common stock by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under our bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles.

Stock Appreciation Rights. Stock appreciation rights are granted pursuant to stock appreciation grant agreements adopted by the plan administrator. The plan administrator determines the purchase price or strike price for a stock appreciation right, which generally cannot be less than 100% of the fair market value of our common stock on the date of grant. A stock appreciation right granted under our 2019 Plan vests at the rate specified in the stock appreciation right agreement as determined by the plan administrator.

Other Stock Awards. Our plan administrator may grant other awards based in whole or in part by reference to our common stock. Our plan administrator will set the number of shares under the stock award and all other terms and conditions of such awards.

Changes to Capital Structure. In the event that there is a specified type of change in our capital structure, such as a stock split or recapitalization, appropriate adjustments will be made to (i) the class and the maximum number of shares reserved for issuance under our 2019 Plan, (ii) the class and the maximum number of shares that may be issued upon the exercise of ISOs, and (iii) the class and the number of shares and exercise price, strike price, or purchase price, if applicable, of all outstanding stock awards.

Corporate Transactions. Our 2019 Plan provides that in the event of certain specified significant corporate transactions including: (i) a sale of all or substantially all of our assets, (ii) the sale or disposition of more than 50% of our outstanding securities, (iii) the consummation of a merger or consolidation where we do not survive the transaction and (iv) the consummation of a merger or consolidation where we do survive the transaction but the shares of our common stock outstanding prior to such transaction are converted or exchanged into other property by virtue of the transaction, each outstanding award will be treated as the plan administrator determines unless otherwise provided in an award agreement or other written agreement between us and the award holder. The plan administrator may take one of the following actions with respect to such awards:

●	arrange for the assumption, continuation, or substitution of a stock award by a successor corporation;

●	arrange for the assignment of any reacquisition or repurchase rights held by us to a successor corporation;

●	accelerate the vesting, in whole or in part, of the stock award and provide for its termination prior to the transaction;

●	arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by us;

●	cancel or arrange for the cancellation of the stock award, to the extent not vested or not exercised prior to the effective time of the transaction, in exchange for such cash consideration, if any, as the plan administrator may deem appropriate; or

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●	make a payment, in the form determined by the plan administrator, equal to the excess, if any, of the value of the property the participant would have received on exercise of the awards before the transaction over any exercise price payable by the participant in connection with the exercise, multiplied by the number of shares subject to the stock award. Any escrow, holdback, earnout, or similar provisions in the definitive agreement for the transaction may apply to such payment to the holder of a stock award to the same extent and in the same manner as such provisions apply to holders of our common stock.

The plan administrator is not obligated to treat all stock awards or portions of stock awards, even those that are of the same type, in the same manner in the event of a corporate transaction.

In the event of a change in control, awards granted under our 2019 Plan will not receive automatic acceleration of vesting and/or exercisability, although this treatment may be provided for in an award agreement or in any other written agreement between us and the participant. Under our 2019 Plan, a change in control generally will be deemed to occur in the event: (i) the acquisition by any person or company of more than 50% of the combined voting power of our then outstanding stock; (ii) a merger, consolidation, or similar transaction in which our stockholders immediately before the transaction do not own, directly or indirectly, more than 50% of the combined outstanding voting power of the surviving entity or the parent of the surviving entity; (iii) a sale, lease, exclusive license or other disposition of all or substantially all of our assets other than to an entity more than 50% of the combined voting power of which is owned by our stockholders; or (iv) an unapproved change in the majority of our Board.

Transferability. A participant generally may not transfer stock awards under our 2019 Plan other than by will, the laws of descent and distribution, or as otherwise provided under our 2019 Plan.

Amendment or Termination. Our Board has the authority to amend, suspend, or terminate our 2019 Plan, provided that such action does not materially impair the existing rights of any participant without such participant’s written consent. Certain material amendments also require the approval of our stockholders. No ISOs may be granted after the tenth anniversary of the date our Board originally adopted our 2019 Plan. No stock awards may be granted under our 2019 Plan while it is suspended or after it is terminated.

U.S. federal income tax consequences

The following is a summary of the principal United States federal income tax consequences to participants and us with respect to participation in the 2019 Plan. This summary is not intended to be exhaustive and does not discuss the income tax laws of any local, state, or foreign jurisdiction in which a participant may reside. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any participant may depend on his or her particular situation, each participant should consult the participant’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired under the 2019 Plan. The 2019 Plan is not qualified under the provisions of Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of an NSO if the stock option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. Upon exercise, a participant will recognize ordinary income equal to the excess, if any, of the fair market value of the underlying stock on the date of exercise of the stock option over the exercise price. If the participant is employed by us or one of our affiliates, that income will be subject to withholding taxes. The participant’s tax basis in those shares will be equal to their fair market value on the date of exercise of the stock option, and the participant’s capital gain holding period for those shares will begin on that date.

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Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant.

Incentive Stock Options

The 2019 Plan provides for the grant of stock options that are intended to qualify as “incentive stock options,” as defined in Section 422 of the Code. Under the Code, a participant generally is not subject to ordinary income tax upon the grant or exercise of an ISO. If the participant holds a share received upon exercise of an ISO for more than two years from the date the stock option was granted and more than one year from the date the stock option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the participant’s tax basis in that share will be long-term capital gain or loss. If, however, a participant disposes of a share acquired upon exercise of an ISO before the end of the required holding period, which is referred to as a disqualifying disposition, the participant generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date of exercise of the stock option over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the stock option, the amount of ordinary income recognized by the participant will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the stock option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired upon exercise of an ISO exceeds the exercise price of the stock option generally will be an adjustment included in the participant’s alternative minimum taxable income for the year in which the stock option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the stock option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired upon exercise of an ISO is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the stock option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an ISO or the disposition of a share acquired upon exercise of an ISO after the required holding period. If there is a disqualifying disposition of a share, however, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the participant, subject to the requirement of reasonableness and the provisions of Section 162(m) of the Code, and provided that either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

Restricted Stock Awards

Generally, the recipient of a restricted stock award will recognize ordinary income at the time the stock is received equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. If, however, the stock is not vested when it is received (for example, if the employee is required to work for a period of time in order to have the right to sell the stock), the recipient generally will not recognize income until the stock becomes vested, at which time the recipient will recognize ordinary income equal to the excess, if any, of the fair market value of the stock on the date it becomes vested over any amount paid by the recipient in exchange for the stock. A recipient may, however, file an election with the Internal Revenue Service, within 30 days following his or her receipt of the stock award, to recognize ordinary income, as of the date the recipient receives the award, equal to the excess, if any, of the fair market value of the stock on the date the award is granted over any amount paid by the recipient for the stock.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock award will be the amount paid for such shares plus any ordinary income recognized either when the stock is received or when the stock becomes vested.

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Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock award.

Restricted Stock Unit Awards

Generally, the recipient of a restricted stock unit award structured to conform to the requirements of Section 409A of the Code or an exception to Section 409A of the Code will recognize ordinary income at the time the stock is delivered equal to the excess, if any, of the fair market value of the stock received over any amount paid by the recipient in exchange for the stock. To conform to the requirements of Section 409A of the Code, the stock subject to a restricted stock unit award may generally only be delivered upon one of the following events: a fixed calendar date (or dates), separation from service, death, disability or a change in control. If delivery occurs on another date, unless the restricted stock unit award otherwise complies with or qualifies for an exception to the requirements of Section 409A of the Code, in addition to the tax treatment described above, the recipient will owe an additional 20% federal tax and interest on any taxes owed.

The recipient’s basis for the determination of gain or loss upon the subsequent disposition of shares acquired from a restricted stock unit award will be the amount paid for such shares plus any ordinary income recognized when the stock is delivered.

Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the restricted stock unit award.

Stock Appreciation Rights

Generally, if a stock appreciation right is granted with an exercise price equal to the fair market value of the underlying stock on the grant date, the recipient will recognize ordinary income equal to the fair market value of the stock or cash received upon such exercise. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code, and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the recipient of the stock appreciation right.

The discussion above is intended only as a summary and does not purport to be a complete discussion of all potential tax effects relevant to recipients of awards under the 2019 Plan. Among other items this discussion does not address are tax consequences under the laws of any state, locality, or foreign jurisdiction, or any tax treaties or conventions between the United States and foreign jurisdictions. This discussion is based upon current law and interpretational authorities which are subject to change at any time.

New plan benefits under 2019 Plan

Grants of awards under the 2019 Plan to our executive officers, non-executive directors, and other eligible participants are subject to the discretion of our Board or Compensation Committee, as applicable. Therefore, it is not possible to determine the future benefits that will be received by these participants under the 2019 Plan.

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If the proposed amendment to our 2019 Plan had been in effect during the fiscal year ended December 31, 2022, we expect that the number of awards granted would not have been different from those actually made in that year under our 2019 Plan. Accordingly, the table below shows, as to each of the Company’s NEOs, all executive officers as a group, all non-employee directors as a group, and all employees as a group (other than executive officers), the awards granted between January 1 and December 31, 2022 under the 2019 Plan.

Name and Position	Dollar value ($)(1)	Number of Shares(2)
Peter Hao Liu, Chief Executive Officer	1,501,393	4,014,419
Robert Tirva, Former President, Chief Financial Officer, and Chief Operating Officer	—	—
Clay Crolius, Chief Financial Officer	—	—
All executive officers as a group (3 persons)	149,600	400,000
Non-employee directors as a group (six persons)	480,000	840,983
All employees as a group, other than executive officers	—	—

(1)	Represents grant date fair value of award.

(2)	For non-employee directors, the number of shares reflects the number of restricted stock units granted following our 2022 annual meeting of shareholders and initial grants to new non-employee directors.

Consequences of failing to approve the proposal

If the amendment to increase the number of shares authorized under our 2019 Plan is not approved by stockholders, the 2019 Plan will continue in full force and effect in accordance with its terms. Once the share reserve under the 2019 Plan is exhausted, we may elect to provide compensation through other means, such as cash-settled awards or other cash compensation, to assure that Sonim and its affiliates can attract and retain qualified personnel.

Vote required

The increase of the shares available for issuance under the plan requires the affirmative vote of the holders of a majority of the voting power of the shares of our common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the effect of a vote against the proposal. Broker non-votes will have no effect on this proposal.

Board recommendation

The Board unanimously recommends a vote FOR the approval of an amendment to our equity incentive plan to increase the aggregate number of shares of common stock authorized for issuance by 2,000,000 shares.

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EXECUTIVE AND DIRECTOR COMPENSATION

Executive compensation

Our named executive officers (or “NEOs”) for the year ended December 31, 2022, consisted of three individuals:

(i)	Peter Liu, our current Chief Executive Officer, who served as our principal executive officer during the year ended December 31, 2022;

(ii)	Robert Tirva, who served as our principal executive officer during the year ended December 31, 2022, and departed the Company in July of 2022; and

(iii)	Clay Crolius, our current Chief Financial Officer, who was serving as our executive officer at the end of the fiscal year ended December 31, 2022.

Mr. Charles Becher, our Chief Commercial Officer and General Manager of North America, is not considered a named executive officer for the year ended December 31, 2022, because he was not an executive officer of the Company during 2022.

Summary compensation table

The following table sets forth information regarding compensation earned during the years ended December 31, 2022 and December 31, 2021 by our NEOs. In addition, the table sets forth the compensation earned by Charles Becher, although he is not considered to be a NEO under applicable rules and regulations.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)		Total ($)
Peter Hao Liu	2022	396,250	—		$1,501,393	—	—	$89,319	(4)	$1,986,962
Chief Executive Officer	2021	256,158	$132,825	(3)	—	—	—	$66,278	(4)	$455,261

Robert Tirva	2022	$214,103	—		—	—	—	$260,708	(6)	$474,811
Former President, Chief Financial Officer, and Chief Operating Officer	2021	$325,000	$400,000	(2)	$199,999	$—	$—	$—		$924,999

Clay Crolius	2022	$129,343	$41,250		$—	$—	$—	$214,320	(5)	$384,913
Chief Financial Officer	2021	$—	$—		$—	$—	$—	$124,640	(5)	$124,640

Charles Becher	2022	$137,990	—		$149,600		—	—		$287,590
Chief Commercial Officer and General Manager of North America

(1)	This column reflects the full grant date fair value for stock awards or options, respectively, granted during the fiscal year as measured pursuant to ASC Topic 718 as stock-based compensation in our consolidated financial statements. The grant date fair value of stock awards was based on the closing price per share of our common stock on the applicable grant date. These amounts do not necessarily correspond to the actual value that may be recognized from the stock options and stock awards by the NEOs.

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(2)	50% of Mr. Tirva’s net (after applicable withholding taxes) bonus for 2021 was paid in fully-vested shares of our common stock awarded under our 2019 Equity Incentive Plan (233,638 shares of our common stock granted on January 27, 2022).

(3)	50% of Mr. Liu’s net (after applicable withholding taxes) bonus for 2022 was paid in fully-vested shares of our common stock awarded under our 2019 Equity Incentive Plan (96,131 shares of our common stock granted on January 27, 2022).

(4)	Amount reported consists of a housing allowance for Mr. Liu.

(5)	Amount reported consists of payments to an agency and payments directly to Mr. Crolius for Mr. Crolius’ consulting services.

(6)	Amount reported consists of severance payments of $250,000 and $10,708 for estimated COBRA costs.

Outstanding equity awards at December 31, 2022

The following tables provide information about outstanding equity awards held by each of our named executive officers and Mr. Charles Becher at December 31, 2022. Awards for the named executive officers were granted under our 2019 Equity Incentive Plan.

Option Awards

Name	Grant Date	Number of securities underlying unexercised options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity incentive plan awards: number of securities underlying unexercised unearned options (#)	Option Exercise Price	Option Expiration Date
Peter Hao Liu	6/10/2013	3,327					$4.50	06/09/2023
	6/10/2013	1,111					$4.50	06/09/2023
	6/30/2015	666					$15.00	06/09/2023
	12/2/2019	3,750	(1)	1,250			$24.80	12/01/2029
	11/18/2022			4,014,419	(2)		$0.419	10/26/2032

Robert Tirva	—

Clay Crolius	—

Charles Becher	11/18/2022			400,000	(3)		$0.419	11/17/2032

(1)	25% of the shares of common stock underlying the stock option, or 1,250 shares, vested in 2020; 1,250 shares vested in 2021; 1,250 shares vested in 2022; and the remainder will vest in 2023, subject to Mr. Liu’s continuous service through the relevant vesting dates.

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(2)	25% of the shares of common stock underlying the stock option, or 1,003,607 shares will vest on April 14, 2023, and the remainder will vest in 12 equal quarterly installments of 250,901 thereafter, subject to Mr. Liu’s continuous service through the relevant vesting dates.

(3)	25% of the shares of common stock underlying the stock option, or 100,000 shares, will vest on August 29, 2023, and the remainder will vest in 12 equal quarterly installments of 25,000 thereafter, subject to Mr. Becher’s continuous service through the relevant vesting dates.

Stock Awards

Name	Grant Date	Number of Shares or Units of Stock that Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(2)

Peter Hao Liu	6/9/2020	4,074	(1)	$1,731

(1)	The shares underlying the RSUs, will vest in 2 equal annual installments thereafter, subject to Mr. Liu’s continuous service through the relevant vesting dates. During the 13 months following a change in control, if we terminate employment without cause or individual resigns for good reason, vesting of these awards will accelerate in full.

(2)	Based on the closing price of our common stock as reported on the Nasdaq Global Market on December 31, 2022 ($0.425).

Agreements with our Named Executive Officers

Set forth below are descriptions of our employment agreements with our named executive officers and Mr. Charles Becher. For a discussion of the severance pay and other benefits to be provided in connection with a potential termination of employment and/or a change in control under the arrangements with our named executive officers that were providing services to the Company as of December 31, 2021, see “Potential Payments upon Termination or Change in Control.”

Mr. Liu

The Liu Offer Letter

Pursuant to the Subscription Agreement (as defined and described in detail in “Certain Relationships and Related Transactions, and Director Independence”), Mr. Peter Liu, was appointed Chief Executive Officer of Sonim on April 13, 2022. and the Compensation Committee approved that certain letter agreement, dated April 13, 2022, between Mr. Liu and the Company amending Mr. Liu’s previous offer letter (the “Liu Offer Letter”) solely to reflect such appointment. Mr. Liu and the Company entered into the Liu Offer Letter, dated July 31, 2013, as amended by a letter agreement between Mr. Liu and the Company dated February 1, 2016, and as subsequently amended. The Liu Offer Letter, as amended, provided that Mr. Liu was the Chief Executive Officer of the Company, except that if the aforementioned subscription agreement were terminated prior to the First Closing, Mr. Liu’s title would change back to Executive VP for Global Operations. The Liu Offer Letter provided Mr. Liu with an initial annual base salary of $253,000, which was subsequently increased to $265,650.

The Liu Employment Agreement

On August 20, 2022, the Company entered an employment agreement with Mr. Liu (the “Liu Employment Agreement”). The Liu Employment Agreement terminated the Liu Offer Letter. Under the Liu Employment Agreement, Mr. Liu receives an annual base salary of $450,000 (the “Base Salary”). The Base Salary was conditioned to be retroactively effective as of April 14, 2022, and Mr. Liu is entitled to receive, following the execution of the Liu Employment Agreement, a lump sum payment of the difference between the Base Salary and the base salary pursuant to the Liu Offer Letter.

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Additionally, under the Liu Employment Agreement, Mr. Liu is eligible to participate in the 2019 Plan in connection with Mr. Liu’s equity awards. Under the Liu Employment Agreement, Mr. Liu was entitled to receive stock option grants, to purchase in the aggregate a total of 4,014,419 shares of the Company’s common stock (the “Options”), provided that the following conditions would have been satisfied: (i) Mr. Liu remains continuously employed by the Company; (ii) the Board approves the issuance of Options; and (iii) the 2019 Plan would have been amended (pursuant to all applicable laws and regulations including the approval of the stockholders of the Company of such amendment) to increase the number of shares available under the 2019 Plan to permit the issuance of the Options. The amendment of the 2019 Plan, as contemplated by the Employment Agreement did occur following the stockholders’ approval. Accordingly, the Options were issued pursuant to the terms and conditions of the 2019 Plan, at an exercise price equal to 100% of the fair market value of the Company’s common stock on the date of each grant, and the Options vesting was commenced accordingly. Each Option vests over four (4) years, with one-fourth (1/4th) of the shares underlying such Option vesting on the one-year anniversary of the date of Mr. Liu’s appointment as CEO, and one-twelfth (1/12th) of the shares underlying such Option vesting in quarterly installments thereafter. The Options will have a maximum term of ten (10) years from each grant date and will terminate earlier upon the termination of employment prior to the ten-year period.

The Liu Employment Agreement has no specified term and is on an at-will basis and contains, inter alia, customary confidentiality, non-disparagement, and cooperation provisions.

Mr. Tirva

In September 2019, we entered into an employment agreement with Mr. Tirva, which was first amended in December 2019. Under the terms of the employment agreement, Mr. Tirva was entitled to an annual base salary of $300,000 and was eligible to receive an annual bonus of 50% of his base salary based on performance against targets to be determined by the Board at the beginning of each year. On October 14, 2021, we entered into an amended employment agreement with Mr. Tirva. The amended employment agreement reflected Mr. Tirva’s position as the Company’s President, Chief Financial Officer and Chief Operating Officer and provided that Mr. Tirva would receive an annual base salary of $400,000. The amended employment agreement also provided that Mr. Tirva’s target annual bonus opportunity was 100% of his base salary, with the actual annual bonus amount to be determined each year based on performance against performance targets determined by the Board. Mr. Tirva was also eligible to participate in the employee benefit plans generally available to our employees.

On July 13, 2022, Mr. Tirva, resigned from his positions with the Company and its affiliates. In conjunction with his resignation, and also on July 13, 2022, the Company entered into a Release Agreement (the “Release Agreement”) with Mr. Tirva. The Company previously agreed that upon Mr. Tirva’s resignation in connection with the first closing of the Subscription Agreement, the Company would provide him certain severance benefits (consisting of a total cash severance payment of $1,000,000 (payable in installments over 20 months), accelerated vesting of his then-outstanding and unvested equity-based awards granted by the Company, and, subject to his providing consulting services to the Company for three months after his termination date, reimbursement for his COBRA health insurance premiums for up to 18 months following his termination) in consideration for his continued employment through the first closing and his providing the Company with a release of claims in a form acceptable to the Company. The Release Agreement confirmed the above-referenced severance benefits for Mr. Tirva and, in addition to his release of claims, confirmed his continuing obligations to the Company under his confidentiality, non-solicitation, and other covenants.

Mr. Crolius

On July 13, 2022, Mr. Crolius was appointed as Chief Financial Officer (principal financial and accounting officer) of the Company. In connection with Mr. Crolius’ appointment, the Company and Mr. Crolius entered into a letter agreement dated July 13, 2022 (the “Crolius Letter Agreement”), delineating the terms of Mr. Crolius’s employment: he is entitled to a base salary of $275,000 per year, a discretionary bonus, and to other benefits generally applicable to all employees of the Company. The Crolius Letter Agreement provides for the at-will employment of Mr. Crolius, references the Company’s policies, and contains other customary conditions.

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Mr. Becher

On August 23, 2022, the Company and Mr. Becher entered into a letter agreement (the “Becher Letter Agreement”), delineating the terms of Mr. Becher’s employment: he is entitled to a base salary of $250,000 per year, a discretionary bonus, and to other benefits generally applicable to all employees of the Company. The Becher Letter Agreement provides for the at-will employment of Mr. Becher, references the Company’s policies, and contains other customary conditions. The Becher Letter Agreement provides for variable compensation and a cash bonus plan and also entitles Mr. Becher to receive options to purchase shares of our common stock (the “Becher Options”) as follows:

(i)	400,000 options to purchase shares of our common stock vesting with respect to 25% of such options on the one-year anniversary of August 29, 2022, and the remainder vesting in equal quarterly installments thereafter, each installment equal to 1/16 of the 400,000 options; and

(ii)	100,000 options to purchase shares of our common stock per year over a four-year period, in the event that revenue targets are achieved, as determined by the Board.

The Becher Options are subject to the terms and conditions of the EIP.

On April 28, 2023, in light of the evolution of the Company’s executive team, our Board determined that Mr. Becher should be considered to be an executive officer of the Company and should report directly to the Board in connection with the select employment functions of Mr. Becher.

Potential payments upon termination or change in control

The employment agreements of our NEOs who currently serve the Company do not entail potential payments in the event of a change of control.

The payments in connection with Mr. Tirva’s departure are delineated above in the section titled “Agreements with Our Named Executive Officers .”

Pension benefits

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us during 2022.

Nonqualified deferred Compensation

Our named executive officers did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during 2022.

Employee benefit plans

We believe that our ability to grant equity-based awards is a valuable and necessary compensation tool that aligns the long-term financial interests of our executive officers with the financial interests of our stockholders. In addition, we believe that our ability to grant options and other equity-based awards helps us to attract, retain and motivate executive officers and encourages them to devote their best efforts to our business and financial success. Vesting of equity awards (other than awards granted in lieu of cash salary or bonus) is generally tied to continuous service with us and serves as an additional retention measure. Our executive officers generally are awarded an initial new hire grant upon commencement of employment.

Each of our named executive officers currently employed by us holds equity awards under our 2019 Equity Incentive Plan that were granted subject to the general terms thereof and the applicable forms of award agreement thereunder. The specific vesting terms of each named executive officer’s equity awards are described under “Outstanding equity awards at December 31, 2022.”

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Prior to our initial public offering, we granted all equity awards pursuant to our 2012 Equity Incentive Plan. We currently grant all equity awards pursuant to our 2019 Equity Incentive Plan. All options are granted with a per share exercise price equal to no less than the fair market value of a share of our common stock on the date of the grant. All options have a maximum term of up to 10 years from the date of grant, subject to earlier expiration following the cessation of an executive officer’s continuous service with us.

Options generally remain exercisable for three months following an executive officer’s termination, except in the event of a termination for cause or due to disability or death. Restricted stock unit awards (“RSUs”) generally vest annually over 4 years (other than awards granted in lieu of cash salary or bonus, which may be vested at grant), subject to the continued service with us through each vesting date.

Health and welfare benefits

We pay premiums for medical insurance, dental insurance, and vision insurance for all full-time employees, including our named executive officers. These benefits are available to all full-time employees, subject to applicable laws.

401(k) Plan

We maintain a defined contribution retirement plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees may defer eligible compensation on a pre-tax, or after-tax, basis, up to the statutorily prescribed annual limits on contributions under the Code. Contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participants’ directions. Employees are immediately and fully vested in their contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code with the 401(k) plan’s related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not taxable to the employees until withdrawn or distributed from the 401(k) plan. We currently provide a matching contribution under the 401(k) plan.

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Director compensation

The following table sets forth information regarding compensation earned during the year ended December 31, 2022, by our non-employee directors who served as directors during such year. Mr. Liu, our Chief Executive Officer, serves on our Board but does not receive compensation for his service as a director and the compensation paid to Mr. Liu for his service as an employee during the year ended December 31, 2022, is set forth in the “Summary Compensation Table” above.

Name	Fees earned or Paid in Cash ($)		Stock awards(1) ($)	Option awards(1) ($)	Total($)
Current Directors
Michael Mulica(4)	49,752	(2)(3)	80,000	—	129,752
Alan Howe(4)(5)	50,133	(2)(3)	80,000	—	130,133
Jeffrey Wang(4)	33,065	(2)(3)	80,000	—	113,065
Jack Steenstra(4)	30,309	(2)(3)	80,000	—	110,309
James Cassano(4)	30,309	(2)(3)	80,000	—	110,309
Jose C. Principe(4)	19,288	(2)(3)	80,000	—	99,288

Former Directors
John Kneuer(5)	36,500		—	—	36,500
Sue Swenson(5)	28,500		—	—	28,500
Kenny Young	—		—	—	—
Ken Naumann	—		—	—	—

(1)	This column reflects the full grant date fair value for stock awards granted during the year ended December 31, 2022 as measured pursuant to ASC Topic 718 as stock-based compensation in our consolidated financial statements. The grant date fair value of stock awards was based on the closing price per share of our common stock on the applicable grant date. These amounts do not necessarily correspond to the actual value that may be recognized from the stock awards by the non-employee directors.

(2)	Following the equity financing contemplated by the Subscription Agreement, each non-employee director was awarded restricted stock units having a grant fair value of $60,000. The newly-appointed directors, Mr. Wang, Mr. Steenstra, and Mr. Cassano, were awarded 93,823 RSUs on July 13, 2022. The subsequently appointed director, Mr. Principe was awarded 101,694 RSUs on July 14, 2022. The continuing directors, Mr. Mulika and Mr. Howe, were awarded 85,714 RSUs on August 5, 2022.

(3)	Following the 2022 annual meeting of the Company’s stockholders, all non-employee directors were awarded 47,732 RSUs on October 18, 2022 having a grant date fair value of $20,000.

(4)	As of December 31, 2022, each non-employee director held the following number of unvested RSUs:

(i)	Mr. Howe and Mr. Mulica - 133,446;
(ii)	Mr. Wang, Mr. Steenstra, and Mr. Cassano - 141,555; and
(iii)	Mr. Principe - 149,426.

(5)	As of December 31, 2022, each non-employee director held the following number of stock options:

(i)	Mr. Howe - 4,625;
(ii)	Mr. Kneuer - 4,392; and
(iii)	Ms. Swenson - 4,392.

The other non-employee directors did not hold any stock options at the end of fiscal 2022.

Non-employee director compensation policy

We maintain a non-employee director compensation policy pursuant to which our non-employee directors are eligible to receive compensation for service on our board of directors and committees of our board of directors. Our Board or Compensation Committee may amend the non-employee director compensation policy from time to time.

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Equity Compensation

Each new non-employee director who joins our Board is granted an initial award of RSUs under the EIP. If a non-employee director is appointed or elected to our Board other than in connection with an annual meeting of stockholders, then such non-employee director shall be awarded the full initial grant upon such non-employee director’s appointment or election, and the annual grant to be awarded to such non-employee director at the first annual meeting of stockholders following such appointment or election shall be pro-rated for the number of months served prior to such annual meeting of stockholders.

In connection with their appointment as directors, Messrs. Wang, Steenstra, and Cassano, each received an initial award of 93,823 RSUs under the EIP on August 5, 2022. In connection with his appointment as director, Mr. Principe received an initial award of 101,694 RSUs under the EIP on August 5, 2022. The aforementioned awards vest in three equal annual installments on the anniversary date on which the director was appointed as a director, subject to continuous service on each vesting date.

Each of our non-employee directors continuing to serve on the Board also receives an annual equity award of RSUs under the EIP. On August 5, 2022, Messrs. Mulica and Howe each received an RSU grant of 85,714 RSUs vesting in one installment on the earlier of the first anniversary of the grant date or immediately prior to the 2023 annual meeting of stockholders to align the grants of Messrs. Mulica and Howe with grants of the new directors.

Each RSUs award granted under the policy will fully vest upon a change of control or the non-employee director’s death or disability.

Cash Compensation

Each non-employee director will receive an annual cash retainer of $35,000 for serving on our Board. The non-executive chairperson of our Board will receive an additional annual cash retainer of $25,000.

The chairperson and members of the three principal standing committees of our Board will be entitled to the following annual cash retainers:

Board Committee	Chairperson Fee	Member Fee
Audit Committee	$15,000	$7,500
Compensation Committee	$10,000	$5,000
Nominating and Corporate Governance Committee	$7,500	$3,750

All annual cash compensation amounts will be payable in equal quarterly installments in arrears, pro-rated based on the days served in the applicable fiscal quarter.

We also reimburse all reasonable out-of-pocket expenses incurred by non-employee directors for their attendance at meetings of our Board or any committee thereof.

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Equity compensation plan information

The following table provides certain information with respect to all of Sonim’s equity compensation plans in effect as of December 31, 2022:

Plan Category	Number of Securities to be Issued upon Exercise of Outstanding Options, Warrants and Rights (a)		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)
Equity compensation plans approved by security holders	5,337,103	(1)	$0.9473	(2)	626,812	(3)
Equity compensation plans not approved by security holders	—		—		—
Total	5,337,103		$0.9473		626,812

(1)	The aggregate number consists of the following:

(i)	7,440 shares subject to options to purchase common stock issued pursuant to our 2012 Equity Incentive Plan as of December 31, 2022,

(ii)	4,468,775 shares subject to options to purchase common stock issued pursuant to our 2019 Equity Incentive Plan as of December 31, 2022, and

(iii)	860,888 shares issuable upon vesting of outstanding RSUs issued pursuant to our 2019 Equity Incentive Plan as of December 31, 2022.

(2)	This weighted average exercise price does not reflect shares that will be issued upon the vesting of outstanding RSUs.

(3)	Includes 518,475 shares authorized for future issuance under our 2019 Equity Incentive Plan and 108,337 shares authorized for future issuance under our 2019 Employee Stock Purchase Plan as of December 31, 2022. Under the 2019 Employee Stock Purchase Plan, the number of shares of common stock reserved for issuance will automatically increase on January 1 of each calendar year for 10 years, starting January 1, 2020, and ending on, and including, January 1, 2029, in an amount equal to the lesser of 1% of the total number of shares of capital stock outstanding on December 31st of the prior calendar year, and (ii) 50,000 shares, unless the Board or Compensation Committee determines prior to such date that there will be a lesser increase, or no increase. Effective January 1, 2023, 50,000 additional shares were added to the 2019 Employee Stock Purchase Plan, provided that such shares have not been registered by means of filing a Registration Statement on Form S-8. Under the 2019 Equity Incentive Plan, the number of shares subject to outstanding stock options or other stock awards that were granted under the 2012 Option Plan that are forfeited, terminated, expire, or are otherwise not issued are available for issuance. Additionally, the number of shares of common stock reserved for issuance under the 2019 Equity Incentive Plan will automatically increase on January 1 of each calendar year for 10 years, starting January 1, 2020 and ending on and including January 1, 2029, in an amount equal to 5% of the total number of shares of capital stock outstanding on December 31 of the prior calendar year, unless the Board or Compensation Committee determines prior to the date of increase that there will be a lesser increase, or no increase. Effective January 1, 2023, 2,038,734 additional shares were added to the 2019 Equity Incentive Plan. Subject to certain express limits of the 2019 Equity Incentive Plan, shares available for award purposes under the 2019 Equity Incentive Plan generally may be used for any type of award authorized under that plan, including options, stock appreciation rights, restricted stock, RSUs, performance-based stock or cash awards or other similar rights to purchase or acquire shares of our common stock.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Policies and procedures for related party transactions

We have a written Related-Person Transactions Policy that sets forth the Company’s policies and procedures regarding the identification, review, consideration and approval or ratification of “related-persons transactions.” For purposes of the Company’s policy only, a “related-person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements, or relationships) in which the Company and any “related person” are participants involving an amount that exceeds $120,000. Transactions involving compensation for services provided to the Company as an employee, director, consultant, or similar capacity by a related person are not covered by this policy. A related person is any executive officer, director, or more than 5% stockholder of the Company, including any of their immediate family members, and any entity owned or controlled by such persons.

Under the policy, where a transaction has been identified as a related-person transaction, management must present information regarding the proposed related-person transaction to the Audit Committee (or, where Audit Committee approval would be inappropriate, to another independent body of the board of directors) for consideration and approval or ratification. The presentation must include a description of, among other things, the material facts, the interests, direct and indirect, of the related persons, the benefits to the Company of the transaction and whether any alternative transactions were available. To identify related-person transactions in advance, the Company relies on information supplied by its executive officers, directors and certain significant stockholders. In considering related-person transactions, the Audit Committee takes into account the relevant available facts and circumstances including, but not limited to:

(a) the risks, costs and benefits to the Company;

(b) the impact on a director’s independence in the event the related person is a director, immediate family member of a director or an entity with which a director is affiliated;

(c) the terms of the transaction;

(d) the availability of other sources for comparable services or products; and

(e) the terms available to or from, as the case may be, unrelated third parties or to or from employees generally.

In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval. The policy requires that, in determining whether to approve, ratify or reject a related-person transaction, the Audit Committee consider, in light of known circumstances, whether the transaction is in, or is not inconsistent with, the best interests of the Company and its stockholders, as the Audit Committee determines in the good faith exercise of its discretion.

Related party transactions

The following is a description of transactions since January 1, 2020, to which we have been a participant and in which (i) the amount involved exceeded or will exceed the lesser of $120,000 or one percent of the average of our total assets as of December 31, 2022, 2021 and 2020, and (ii) any of our directors, executive officers or holders of more than 5% of our common stock, or any members of their immediate family, had or will have a direct or indirect material interest, other than compensation arrangements which are described in the section titled “Executive and Director Compensation.”

B. Riley Loan Agreement

In October 2017, we entered into a subordinated term loan and security agreement (the “Loan Agreement”) with B. Riley Principal Investments, LLC, a former significant stockholder of the Company, pursuant to which we borrowed $10.0 million in principal secured subordinated indebtedness pursuant to the B. Riley Convertible Note. In March 2018, we amended the Loan Agreement to increase the available aggregate principal borrowings to $12.0 million and borrowed an additional $2.0 million in principal secured subordinated indebtedness pursuant to the B. Riley Convertible Note, as amended. In July 2019, we prepaid $3.25 million in principal and interest under the B. Riley Convertible Note.

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On June 1, 2020, we entered into a Note Amendment and Debt Cancellation Agreement (the “Note Amendment”) with B. Riley Principal Investments, LLC, which provided that, contingent upon the closing of the underwritten public offering pursuant to a registration statement Form S-1 (File No. 333-238869), that certain principal amount, accrued interest and other amounts outstanding under the B. Riley Convertible Note would convert into shares of common stock to be issued to B. Riley Principal Investments, LLC or its affiliates at the public offering price of shares of our common stock in the offering.

Pursuant to the Note Amendment, as amended, $6,170,125.51 of principal amount, accrued interest and other amounts outstanding under the B. Riley Convertible Note converted into an aggregate of 8,226,834 shares of the Company’s common stock issued to the selling stockholders (the “Conversion Shares”) on June 10, 2020. On June 11, 2020, we entered into a registration rights agreement with Robert Plaschke, our former Chief Executive Officer and a then-member of our Board of Directors, entities affiliated with B. Riley Financial, Inc. and the other parties thereto pursuant to which we agreed to file a registration statement covering the resale by such parties to the registration rights agreement of the Conversion Shares and to use our best efforts to cause such registration statement to become effective upon the time frames set forth in the registration rights agreement. We filed a registration statement on Form S-1 covering the resale of the Conversion Shares on July 2, 2020 (File No. 333-239664), which was declared effective by the SEC on July 13, 2020.

Subscription Agreement and Corollary Arrangements

Subscription Agreement

On April 13, 2022, the Company entered into a Subscription Agreement (the “Subscription Agreement”) with AJP Holding Company, LLC, a Delaware limited liability company (the “Purchaser”), pursuant to which Purchaser agreed to purchase from the Company an aggregate of 20,833,333 shares of the Company’s common stock for a purchase price of $17,500,000 (the “Purchased Shares”). As of the date of the Subscription Agreement, Mr. Peter Liu, who then served as Sonim’s Executive VP for Global Operations and Engineering, was appointed Chief Executive Officer of Sonim. The Subscription Agreement additionally provided for the issuance of a certain portion of the Purchased Shares to Mr. Liu rather than the Purchaser. Mr. Wang, currently the Chairman of the Board, is the sole manager and the owner of 40% of the membership interests in the Purchaser.

Insider Voting Agreement

In connection with the Subscription Agreement, all then-members of the board of directors of the Company and Robert Tirva, then President, Chief Financial Officer, and Chief Operating Officer of the Company, each as stockholders of the Company, entered into a Voting and Support Agreement, dated April 13, 2022, with the Company and Purchaser whereby such stockholders agreed, among other things, to vote the shares of common stock of the Company owned and/or controlled by such stockholder in favor of the adoption of the Subscription Agreement and the transactions contemplated thereby, as well as such other matters set forth in the Voting and Support Agreements. Each Voting and Support Agreement also contained a restriction on the transfer of shares of common stock of the Company, subject to limited exceptions. Each Voting and Support Agreement terminated upon the First Closing, as defined in and as consummated pursuant to the Subscription Agreement on July 13, 2022.

Support Agreements

On June 28, 2022, the Company held its special meeting of stockholders (the “Special Meeting”), whereby the stockholders of the Company approved the Subscription Agreement and the transactions contemplated thereby by approximately 71.98% of the votes cast. Following the Special Meeting, on July 13, 2022, the Company and the Purchaser consummated the First Closing.

In accordance with the terms of the Subscription Agreement, on July 13, 2022, the Company and the Purchaser entered into a support agreement (the “Purchaser Support Agreement”), whereby the Purchaser agreed, among other things, to vote the shares of common stock owned by Purchaser in favor of the election of Mr. Howe and Mr. Mulica, as well as such other matters set forth in the Purchaser Support Agreement. The Purchaser Support Agreement also required, as a condition to the Purchaser transferring any shares of common stock owned by the Purchaser, that the acquirer of such shares of common stock agree to be bound by the terms of the Purchaser Support Agreement.

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In accordance with the terms of the Subscription Agreement, on July 13, 2022, the Company and Mr. Liu entered into a support agreement (the “Designee Support Agreement”). The terms of the Designee Support Agreement were analogous to the terms of the Purchaser Support Agreement, provided that the Designee Support Agreement extended its requirements solely to 952,381 shares of our common stock issued during the First Closing rather than the entirety of the shares of common stock owned by Mr. Liu.

Both the Purchaser Support Agreement and the Designee Support Agreement were terminated at the Director End Time (as such term defined in the Subscription Agreement) due to the formal conclusion of certain investigation relating to the Company by the SEC.

Registration Rights Agreement

In accordance with the terms of the Subscription Agreement, on July 13, 2022, the Company and the Purchaser entered into a registration rights agreement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company is required (among other things), within 30 days of the Second Closing (as defined in the Subscription Agreement), to file with the SEC a registration statement to register the resale of all registrable securities held by Purchaser or any person that receives Registrable Securities (as that term is defined in the Registration Rights Agreement) (each a “Holder”). The Company’s obligation to register the Registrable Securities for sale under the Securities Act of 1933 terminates upon the first to occur of (i) the date that is five years from the effective date of the shelf registration statement filed by the Company pursuant to the Registration Rights Agreement, (ii) the date on which all Holders can sell shares of common stock of the Company under Rule 144 without volume restrictions, and (iii) the date on which no registrable securities are held by any Holder.

Limitation of liability and indemnification of officers and directors

The Company provides indemnification for its directors and officers so that they will be free from undue concern about personal liability in connection with their service to the Company. Under the Company’s bylaws, the Company is required to indemnify its directors and officers to the extent not prohibited under Delaware or other applicable law. The Company has also entered into indemnity agreements with its executive officers and directors. These agreements provide, among other things, that the Company will indemnify the officer or director, under the circumstances and to the extent provided for in the agreement, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of the Company, and otherwise to the fullest extent permitted under Delaware law and the Company’s bylaws.

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our capital stock as of August 8, 2023, the record date for the Annual Meeting, by:

●	each of our named executive officers;

●	each of our directors;

●	all of our current directors and executive officers as a group; and

●	each person known by us to be the beneficial owner of more than 5% of the outstanding shares of our common stock.

We have determined beneficial ownership in accordance with the rules of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable. The information does not necessarily indicate beneficial ownership for any other purpose, including for purposes of Sections 13(d) and 13(g) of the Securities Act.

We have based our calculation of the percentage of beneficial ownership on 41,551,041 shares of our common stock outstanding as of August 8, 2023. In accordance with SEC rules, we have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within sixty (60) days of August 8, 2023 and shares of our common stock underlying RSUs that are vested or will vest within sixty (60) days of August 8, 2023 to be outstanding and to be beneficially owned by the person holding the common stock options or RSUs for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Sonim Technologies, Inc., 4445 Eastgate Mall, Suite 200, San Diego, CA 92121. The information provided in the table is based on our records, information filed with the SEC, and information provided to us, except where otherwise noted.

	Shares Beneficially Owned
Beneficial Owner Name	Number	Percentage
Directors and Named Executive Officers
James Cassano(1)	79,006	*
Alan Howe(2)	208,409	*
Peter Liu(3)	2,322,232	5.42%
Mike Mulica(4)	229,025	*
Jose Carlos Principe(1)	81,630	*
Jack Steenstra(1)	79,006	*
Jeffrey Wang(5)	19,542,458	46.94%
Clay Crolius	—	*
Robert Tirva	300,909	*
All current executive officers and directors as a group (9 persons)(6)	22,749,993	52.29%
Five Percent Holders
AJP Holding Company, LLC(7)	19,463,452	46.84%

*	Represents beneficial ownership of less than one percent (1%) of the outstanding shares of our common stock.

(1)	Consists entirely of shares of common stock issuable pursuant to previously granted RSUs within 60 days of August 8, 2023.

(2)	Includes (i) 34,606 shares of common stock held a trust of which Mr. Howe and Mr. Howe’s spouse are the trustees and (ii) 136,046 shares of common stock issuable pursuant to previously granted RSUs within 60 days of August 8, 2023.

(3)	Includes options to purchase 1,264,401 shares of common stock exercisable within 60 days of August 8, 2023.

(4)	Includes 133,446 shares of common stock issuable pursuant to previously granted RSUs within 60 days of August 8, 2023.

(5)	Consists of (i) 79,006 shares of common stock issuable pursuant to previously granted RSUs within 60 days of August 8, 2023 and (ii) 19,463,452 shares of common stock held directly by AJP Holding Company, LLC (“AJP”). Mr. Wang is a member and the sole manager of AJP. Accordingly, Mr. Wang may be deemed to be the beneficial owner of securities held by AJP. Mr. Wang disclaims beneficial ownership of such securities except to the extent of his pecuniary interest therein.

(6)	Includes (i) 1,364,401 options to purchase shares of common stock exercisable within 60 days of August 8, 2023 and (ii) 588,140 shares of common stock issuable pursuant to previously granted RSUs within 60 days of August 8, 2023.

(7)	Mr. Wang is the sole manager of AJP. Address of AJP is P.O. Box 2729 Sunnyvale, CA 94087.

Delinquent Section 16 Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, among others, to file with the SEC an initial report of ownership of our stock on Form 3 and reports of changes in ownership on Form 4 or Form 5. Based solely on a review of reports filed with the SEC and on written representations from reporting individuals, we believe that all of our officers and directors filed the required reports on a timely basis under Section 16(a) for the fiscal year 2022, except that the Form 3 filed for Jose Principe on August 5, 2022, was due July 25, 2022.

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OTHER MATTERS

Householding of proxy materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for notices or proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single notice or proxy statement and annual report addressed to those stockholders. This process is commonly referred to as “householding.” This process benefits both stockholders and Sonim because it can significantly reduce our printing and mailing costs and eliminates unnecessary mailings delivered to your home. It also helps the environment by conserving natural resources.

Under this procedure, we are delivering a single copy of the notice of Internet availability and, if applicable, the proxy materials to multiple stockholders who share the same address. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.

Upon written request, we will deliver promptly a separate copy of the notice of Internet availability and, if applicable, the proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the notice of Internet availability and, if applicable, proxy materials, stockholders may contact our Secretary by written request to Sonim Technologies, Inc., 4445 Eastgate Mall, Suite 200, San Diego, CA 92121. The same phone number and addresses may be used to notify us that you wish to receive a separate set of proxy materials in the future, or to request delivery of a single copy of our proxy materials if you are receiving multiple copies.

Stockholder proposals for the 2024 annual meeting of stockholders

Rule 14a-8 of the Exchange Act

If a stockholder would like us to consider including a proposal in our proxy statement for our 2024 annual meeting pursuant to Rule 14a-8 of the Exchange Act, then the proposal must be received by our Secretary at our principal executive offices on or before April 20, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Proposals should be addressed to:

Sonim Technologies, Inc.

Attention: Secretary

4445 Eastgate Mall, Suite 200

San Diego, CA 92121

Advance notice procedure

Our amended and restated bylaws also establish an advance notice procedure for stockholders who wish to present a proposal or nominate a director at an annual meeting, but do not seek to include the proposal or director nominee in our proxy statement. In order to be properly brought before our 2024 annual meeting of stockholders under the advance notice provisions of our amended and restated bylaws, the stockholder must provide timely written notice that must be received by the Secretary at the principal executive offices of the Company, and any such proposal or nomination must constitute a proper matter for stockholder action. The written notice must contain the information specified in our amended and restated bylaws. To be timely, a stockholder’s written notice must be received by the Secretary at the principal executive offices of the corporation:

●	no earlier than the close of business, on May 31, 2024; and

●	no later than the close of business on June 30, 2024.

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In the event that we hold our 2024 annual meeting more than 30 days before or more than 30 days after the first anniversary of the Annual Meeting, then written notice required by our amended and restated bylaws must be received by the Secretary at the principal executive offices of the Company:

●	no earlier than the close of business on the 120th day prior to the day of the 2024 annual meeting of stockholders; and

●	no later than the later of

(A)	the close of business on the 90th day before the 2024 annual meeting of stockholders; or

(B)	the close of business on the 10th day following the day on which the public announcement of the date of the 2024 annual meeting of stockholders was first made by us.

“Public announcement” means disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

In addition to satisfying the foregoing requirements, to comply with newly-enacted Rule 14a-19 under the Exchange Act (the universal proxy rules), stockholders who intend to solicit proxies in support of director nominees other than our nominees for our 2024 annual meeting of stockholders must also comply with the additional requirements of Rule 14a-19 under the Exchange Act, including providing a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees, as required by Rule 14a-19(b) under the Exchange Act.

Annual Report

Our 2022 Annual Report is being mailed with this proxy statement to those stockholders that receive this proxy statement in the mail. Stockholders can access our 2022 Annual Report at www.proxydocs.com/SONM. Our 2022 Annual Report has also been filed with the SEC. It is available free of charge at the SEC’s website at www.sec.gov.

Upon written request by a stockholder, we will mail without charge a copy of our 2022 Annual Report, including the financial statements and financial statement schedules, but excluding exhibits. Exhibits to the 2022 Annual Report are available upon payment of a reasonable fee, which is limited to our expenses in furnishing the requested exhibit. All requests should be directed to the Secretary and mailed to Sonim Technologies, Inc., 4445 Eastgate Mall, Suite 200 San Diego, CA 92121.

Your vote is important. Please promptly vote your shares by following the instructions for voting on the notice of Internet availability of proxy materials or, if you received a paper or electronic copy of our proxy materials, by completing, signing, dating, and returning your proxy card, or by Internet or telephone voting as described on your proxy card.

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ANNEX A

Amended Sonim Technologies, Inc. 2019 Equity Incentive Plan

Sonim Technologies, Inc.

Amended and Restated 2019 Equity Incentive Plan

Adopted by the Board of Directors: March 2019
Approved by the Stockholders: May 2019
IPO Date/Effective Date: May 9, 2019
Amended by the Board of Directors: May 31, 2020
Approved by the Stockholders: September 29, 2020
Restated to illustrate the effect of the reverse stock split: September 15, 2021
Amended by the Board of Directors: September 15, 2022
Approved by the Stockholders: October 26, 2022

Amended by the Board of Directors: August 14, 2023

Approved by the Stockholders: September 28, 2023

1. General.

(a) Successor to and Continuation of Prior Plan. The Plan is the successor to and continuation of the Sonim Technologies, Inc. 2012 Equity Incentive Plan (the “Prior Plan”). From and after 12:01 a.m. Pacific Time on the Effective Date, no additional stock awards will be granted under the Prior Plan. All Awards granted on or after 12:01 a.m. Pacific Time on the Effective Date will be granted under this Plan. All stock awards granted under the Prior Plan will remain subject to the terms of the Prior Plan.

(i) Any shares that would otherwise remain available for future grants under the Prior Plan as of 12:01 a.m. Pacific Time on the Effective Date (the “Prior Plan’s Available Reserve”) will cease to be available under the Prior Plan at such time. Instead, that number of shares of Common Stock equal to the Prior Plan’s Available Reserve will be added to the Share Reserve (as further described in Section 3(a) below) and will be immediately available for grants and issuance pursuant to Stock Awards hereunder, up to the maximum number set forth in Section 3(a) below.

(ii) In addition, from and after 12:01 a.m. Pacific Time on the Effective Date, with respect to the aggregate number of shares of Common Stock subject, at such time, to outstanding stock awards granted under the Prior Plan that (1) expire or terminate for any reason prior to exercise; (2) are forfeited or repurchased because of the failure to meet a contingency or condition required to vest such shares or otherwise return to the Company; or (3) are reacquired, withheld (or not issued) to satisfy a tax withholding obligation in connection with an award (such shares the “Returning Shares”) will immediately be added to the Share Reserve as shares of Common Stock (as further described in Section 3(a) below) as and when such a share becomes a Returning Share, up to the maximum number set forth in Section 3(a) below.

(b) Eligible Award Recipients. Employees, Directors and Consultants are eligible to receive Awards.

(c) Available Awards. The Plan provides for the grant of the following Awards: (i) Incentive Stock Options, (ii) Nonstatutory Stock Options, (iii) Stock Appreciation Rights, (iv) Restricted Stock Awards, (v) Restricted Stock Unit Awards, (vi) Performance Stock Awards, (vii) Performance Cash Awards, and (viii) Other Stock Awards.

(d) Purpose. The Plan, through the grant of Awards, is intended to help the Company secure and retain the services of eligible award recipients, provide incentives for such persons to exert maximum efforts for the success of the Company and any Affiliate, and provide a means by which the eligible recipients may benefit from increases in value of the Common Stock.

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2. Administration.

(a) Administration by Board. The Board will administer the Plan. The Board may delegate administration of the Plan to a Committee or Committees, as provided in Section 2(c).

(b) Powers of Board. The Board will have the power, subject to, and within the limitations of, the express provisions of the Plan:

(i) To determine: (A) who will be granted Awards; (B) when and how each Award will be granted; (C) what type of Award will be granted; (D) the provisions of each Award (which need not be identical), including when a person will be permitted to exercise or otherwise receive cash or Common Stock under the Award; (E) the number of shares of Common Stock subject to, or the cash value of, an Award; and (F) the Fair Market Value applicable to a Stock Award.

(ii) To construe and interpret the Plan and Awards granted under it, and to establish, amend and revoke rules and regulations for administration of the Plan and Awards. The Board, in the exercise of these powers, may correct any defect, omission or inconsistency in the Plan or in any Award Agreement or in the written terms of a Performance Cash Award, in a manner and to the extent it will deem necessary or expedient to make the Plan or Award fully effective.

(iii) To settle all controversies regarding the Plan and Awards granted under it.

(iv) To accelerate, in whole or in part, the time at which an Award may be exercised or vest (or the time at which cash or shares of Common Stock may be issued in settlement thereof).

(v) To suspend or terminate the Plan at any time. Except as otherwise provided in the Plan or an Award Agreement, suspension or termination of the Plan will not impair a Participant’s rights under the Participant’s then-outstanding Award without the Participant’s written consent, except as provided in subsection (viii) below.

(vi) To amend the Plan in any respect the Board deems necessary or advisable, including, without limitation, by adopting amendments relating to Incentive Stock Options and certain nonqualified deferred compensation under Section 409A of the Code and/or to make the Plan or Awards granted under the Plan compliant with the requirements for Incentive Stock Options or exempt from, or compliant with, the requirements for nonqualified deferred compensation under Section 409A of the Code, subject to the limitations, if any, of applicable law. If required by applicable law or listing requirements, and except as provided in Section 9(a) relating to Capitalization Adjustments, the Company will seek stockholder approval of any amendment of the Plan that (A) materially increases the number of shares of Common Stock available for issuance under the Plan, (B) materially expands the class of individuals eligible to receive Awards under the Plan, (C) materially increases the benefits accruing to Participants under the Plan, (D) materially reduces the price at which shares of Common Stock may be issued or purchased under the Plan, (E) materially extends the term of the Plan, or (F) materially expands the types of Awards available for issuance under the Plan. Except as provided in the Plan (including subsection (viii) below) or an Award Agreement, no amendment of the Plan will impair a Participant’s rights under an outstanding Award unless (1) the Company requests the consent of the affected Participant, and (2) such Participant consents in writing.

(vii) To submit any amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of (A) Section 422 of the Code regarding “incentive stock options” or (B) Rule 16b-3.

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(viii) To approve forms of Award Agreements for use under the Plan and to amend the terms of any one or more Awards, including, but not limited to, amendments to provide terms more favorable to the Participant than previously provided in the Award Agreement, subject to any specified limits in the Plan that are not subject to Board discretion; provided, however, that a Participant’s rights under any Award will not be impaired by any such amendment unless (A) the Company requests the consent of the affected Participant, and (B) such Participant consents in writing. Notwithstanding the foregoing, (1) a Participant’s rights will not be deemed to have been impaired by any such amendment if the Board, in its sole discretion, determines that the amendment, taken as a whole, does not materially impair the Participant’s rights, and (2) subject to the limitations of applicable law, if any, the Board may amend the terms of any one or more Awards without the affected Participant’s consent (A) to maintain the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (B) to change the terms of an Incentive Stock Option, if such change results in impairment of the Award solely because it impairs the qualified status of the Award as an Incentive Stock Option under Section 422 of the Code; (C) to clarify the manner of exemption from, or to bring the Award into compliance with, Section 409A of the Code; or (D) to comply with other applicable laws or listing requirements.

(ix) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company and that are not in conflict with the provisions of the Plan or Awards.

(x) To adopt such rules, procedures and sub-plans related to the operation and administration of the Plan as are necessary or appropriate under local laws and regulations to permit participation in the Plan by Employees, Directors or Consultants who are foreign nationals or employed outside the United States (provided that Board approval will not be necessary for immaterial modifications to the Plan or any Award Agreement made to ensure or facilitate compliance with the laws or regulations of the relevant foreign jurisdiction).

(xi) To effect, with the consent of any adversely affected Participant, (A) the reduction of the exercise, purchase or strike price of any outstanding Stock Award; (B) the cancellation of any outstanding Stock Award and the grant in substitution therefor of a new (1) Option or SAR, (2) Restricted Stock Award, (3) Restricted Stock Unit Award, (4) Other Stock Award, (5) cash and/or (6) other valuable consideration determined by the Board, in its sole discretion, with any such substituted award (x) covering the same or a different number of shares of Common Stock as the cancelled Stock Award and (y) granted under the Plan or another equity or compensatory plan of the Company; or (C) any other action that is treated as a repricing under generally accepted accounting principles (collectively (A) through (C), an “Exchange Program”).

(c) Delegation to Committee.

(i) General. The Board may delegate some or all of the administration of the Plan to a Committee or Committees. If administration of the Plan is delegated to a Committee, the Committee will have, in connection with the administration of the Plan, the powers theretofore possessed by the Board that have been delegated to the Committee, including the power to delegate to a subcommittee of the Committee any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board will thereafter be to the Committee or subcommittee, as applicable). Any delegation of administrative powers will be reflected in resolutions, not inconsistent with the provisions of the Plan, adopted from time to time by the Board or Committee (as applicable). The Board may retain the authority to concurrently administer the Plan with the Committee and may, at any time, revest in the Board some or all of the powers previously delegated.

(ii) Rule 16b-3 Compliance. The Committee may consist solely of two or more Non-Employee Directors, in accordance with Rule 16b-3.

(d) Delegation to an Officer. The Board may delegate to one (1) or more Officers the authority to do one or both of the following (i) designate Employees who are not Officers to be recipients of Options and SARs (and, to the extent permitted by applicable law, other Stock Awards) and, to the extent permitted by applicable law, the terms of such Awards, and (ii) determine the number of shares of Common Stock to be subject to such Stock Awards granted to such Employees; provided, however, that the Board resolutions regarding such delegation will specify the total number of shares of Common Stock that may be subject to the Stock Awards granted by such Officer and that such Officer may not grant a Stock Award to himself or herself. Any such Stock Awards will be granted on the form of Stock Award Agreement most recently approved for use by the Committee or the Board, unless otherwise provided in the resolutions approving the delegation authority. The Board may not delegate authority to an Officer who is acting solely in the capacity of an Officer (and not also as a Director) to determine the Fair Market Value pursuant to Section 13(x)(iii) below.

(e) Effect of Board’s Decision. All determinations, interpretations and constructions made by the Board in good faith will not be subject to review by any person and will be final, binding and conclusive on all persons.

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3. Shares Subject to the Plan.

(a) Share Reserve.

(i) Subject to Section 9(a) relating to Capitalization Adjustments, and the following sentence regarding the annual increase, the aggregate number of shares of Common Stock that may be issued pursuant to Stock Awards will not exceed 11,003,242, which number is the sum of:

(A) 188,503 shares that were approved in connection with the initial adoption of the Plan on the Effective Date; plus

(B) the number of shares that remained available for issuance under the Prior Plan’s Available Reserve as of the initial adoption of the Plan on the Effective Date; plus

(C) the Returning Shares, if any, which become available for grant under this Plan from time to time; plus

(D) 300,000 shares that were approved at the Company’s 2020 Annual Meeting of Stockholders; plus

(E) the entirety of the evergreen increases under the Plan; plus

(F) 5,000,000 shares approved at the Company’s 2022 Annual Meeting of Stockholders; plus

(G) 2,000,000 shares approved at the Company’s 2023 Annual Meeting of Stockholders

(such aggregate number of shares described in (A) through (G) above, the “Share Reserve”).

In addition, the Share Reserve will automatically increase on January 1st of each calendar year, beginning on January 1 in the calendar year following the calendar year in which the IPO Date occurs and ending on (and including) January 1, 2029 (each, an “Evergreen Date”) in an amount equal to five percent (5%) of the total number of shares of Capital Stock outstanding on the last day of the preceding calendar year. Notwithstanding the foregoing, the Board may act prior to the Evergreen Date of a given year to provide that there will be no increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be a lesser number of shares of Common Stock than would otherwise occur pursuant to the preceding sentence.

(ii) For clarity, the Share Reserve in this Section 3(a) is a limitation on the number of shares of Common Stock that may be issued pursuant to the Plan. As a single share may be subject to grant more than once (e.g., if a share subject to a Stock Award is forfeited, it may be made subject to grant again as provided in Section 3(b) below), the Share Reserve is not a limit on the number of Stock Awards that can be granted.

(iii) Shares may be issued in connection with a merger or acquisition as permitted by NASDAQ Listing Rule 5635(c) or, if applicable, NYSE Listed Company Manual Section 303A.08, AMEX Company Guide Section 711 or other applicable rule, and such issuance will not reduce the number of shares available for issuance under the Plan.

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(b) Reversion of Shares to the Share Reserve. If a Stock Award or any portion thereof (i) expires or otherwise terminates without all of the shares covered by such Stock Award having been issued or (ii) is settled in cash (i.e., the Participant receives cash rather than stock), such expiration, termination or settlement will not reduce (or otherwise offset) the number of shares of Common Stock that may be available for issuance under the Plan. If any shares of Common Stock issued pursuant to a Stock Award are forfeited back to or repurchased by the Company because of the failure to meet a contingency or condition required to vest such shares in the Participant or shares of Common Stock that are surrendered to the Company pursuant to an Exchange Program, then the shares that are forfeited, repurchased or so surrendered will again become available for issuance under the Plan. Any shares reacquired by the Company in satisfaction of tax withholding obligations on a Stock Award or as consideration for the exercise or purchase price of a Stock Award will again become available for issuance under the Plan.

(c) Incentive Stock Option Limit. Subject to the provisions of Section 9(a) relating to Capitalization Adjustments, the aggregate maximum number of shares of Common Stock that may be issued pursuant to the exercise of Incentive Stock Options will be a number of shares of Common Stock equal to three (3) multiplied by the Share Reserve.

(d) Limitation on Compensation of Non-Employee Directors. During any one calendar year, no Non-Employee Director may receive Stock Awards under the Plan that, when combined with cash compensation received for service as a Non-Employee Director, exceeds $600,000 in a calendar year, increased to $1,000,000 in the calendar year of his or her initial services as a Non-Employee Director (calculating the value of any such Stock Awards based on the grant date fair value of such Stock Awards for financial reporting purposes). Stock Awards granted to an individual while he or she was serving in the capacity as an Employee or Consultant but not a Non-Employee Director will not count for purposes of the limitations set forth in this Section 3(d).

(e) Source of Shares. The stock issuable under the Plan will be shares of authorized but unissued or reacquired Common Stock, including shares repurchased by the Company on the open market or otherwise.

4. Eligibility.

(a) Eligibility for Specific Stock Awards. Incentive Stock Options may be granted only to employees of the Company or a “parent corporation” or “subsidiary corporation” thereof (as such terms are defined in Sections 424(e) and 424(f) of the Code). Stock Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants; provided, however, that Stock Awards may not be granted to Employees, Directors and Consultants who are providing Continuous Service only to any “parent” of the Company, as such term is defined in Rule 405 of the Securities Act, unless (i) the stock underlying such Stock Awards is treated as “service recipient stock” under Section 409A of the Code (for example, because the Stock Awards are granted pursuant to a corporate transaction such as a spin off transaction), (ii) the Company, in consultation with its legal counsel, has determined that such Stock Awards are otherwise exempt from Section 409A of the Code, or (iii) the Company, in consultation with its legal counsel, has determined that such Stock Awards comply with the requirements of Section 409A of the Code.

(b) Ten Percent Stockholders. A Ten Percent Stockholder will not be granted an Incentive Stock Option unless the exercise price of such Option is at least 110% of the Fair Market Value on the date of grant and the Option is not exercisable after the expiration of five years from the date of grant.

5. Provisions Relating to Options and Stock Appreciation Rights.

Each Option or SAR will be in such form and will contain such terms and conditions as the Board deems appropriate. All Options will be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. If an Option is not specifically designated as an Incentive Stock Option, or if an Option is designated as an Incentive Stock Option but some portion or all of the Option fails to qualify as an Incentive Stock Option under the applicable rules, then the Option (or portion thereof) will be a Nonstatutory Stock Option. The provisions of separate Options or SARs need not be identical; provided, however, that each Award Agreement will conform to (through incorporation of provisions hereof by reference in the applicable Award Agreement or otherwise) the substance of each of the following provisions:

(a) Term. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, no Option or SAR will be exercisable after the expiration of ten years from the date of its grant or such shorter period specified in the Award Agreement.

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(b) Exercise Price. Subject to the provisions of Section 4(b) regarding Ten Percent Stockholders, the exercise or strike price of each Option or SAR will be not less than 100% of the Fair Market Value of the Common Stock subject to the Option or SAR on the date the Award is granted. Notwithstanding the foregoing, an Option or SAR may be granted with an exercise or strike price lower than 100% of the Fair Market Value of the Common Stock subject to the Award if such Award is granted pursuant to an assumption of or substitution for another option or stock appreciation right pursuant to a Corporate Transaction and in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code. Each SAR will be denominated in shares of Common Stock equivalents.

(c) Purchase Price for Options. The purchase price of Common Stock acquired pursuant to the exercise of an Option may be paid, to the extent permitted by applicable law and as determined by the Board in its sole discretion, by any combination of the methods of payment set forth below. The Board will have the authority to grant Options that do not permit all of the following methods of payment (or otherwise restrict the ability to use certain methods) and to grant Options that require the consent of the Company to use a particular method of payment. The permitted methods of payment are as follows:

(i) by cash, check, bank draft or money order payable to the Company;

(ii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board that, prior to the issuance of the stock subject to the Option, results in either the receipt of cash (or check) by the Company or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds;

(iii) by delivery to the Company (either by actual delivery or attestation) of shares of Common Stock;

(iv) if an Option is a Nonstatutory Stock Option, by a “net exercise” arrangement pursuant to which the Company will reduce the number of shares of Common Stock issuable upon exercise by the largest whole number of shares with a Fair Market Value that does not exceed the aggregate exercise price; provided, however, that the Company will accept a cash or other payment from the Participant to the extent of any remaining balance of the aggregate exercise price not satisfied by such reduction in the number of whole shares to be issued. Shares of Common Stock will no longer be subject to an Option and will not be exercisable thereafter to the extent that (A) shares issuable upon exercise are used to pay the exercise price pursuant to the “net exercise,” (B) shares are delivered to the Participant as a result of such exercise, and (C) shares are withheld to satisfy tax withholding obligations; or

(v) in any other form of legal consideration that may be acceptable to the Board and specified in the applicable Award Agreement.

(d) Exercise and Payment of a SAR. To exercise any outstanding SAR, the Participant must provide written notice of exercise to the Company in compliance with the provisions of the Stock Appreciation Right Agreement evidencing such SAR. The appreciation distribution payable on the exercise of a SAR will be not greater than an amount equal to the excess of (A) the aggregate Fair Market Value (on the date of the exercise of the SAR) of a number of shares of Common Stock equal to the number of Common Stock equivalents in which the Participant is vested under such SAR, and with respect to which the Participant is exercising the SAR on such date, over (B) the aggregate strike price of the number of Common Stock equivalents with respect to which the Participant is exercising the SAR on such date. The appreciation distribution may be paid in Common Stock, in cash, in any combination of the two or in any other form of consideration, as determined by the Board and contained in the Award Agreement evidencing such SAR.

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(e) Transferability of Options and SARs. The Board may, in its sole discretion, impose such limitations on the transferability of Options and SARs as the Board will determine. In the absence of such a determination by the Board to the contrary, the following restrictions on the transferability of Options and SARs will apply:

(i) Restrictions on Transfer. An Option or SAR will not be transferable except by will or by the laws of descent and distribution (or pursuant to subsections (ii) and (iii) below), and will be exercisable during the lifetime of the Participant only by the Participant. The Board may permit transfer of the Option or SAR in a manner that is not prohibited by applicable laws or regulations. Except as explicitly provided in the Plan, neither an Option nor a SAR may be transferred for consideration.

(ii) Domestic Relations Orders. Subject to the approval of the Board or a duly authorized Officer, an Option or SAR may be transferred pursuant to the terms of a domestic relations order, official marital settlement agreement or other divorce or separation instrument as permitted by Treasury Regulations Section 1.421-1(b)(2) or comparable non-U.S. law. If an Option is an Incentive Stock Option, such Option may be deemed to be a Nonstatutory Stock Option as a result of such transfer.

(iii) Beneficiary Designation. Subject to the approval of the Board or a duly authorized Officer, a Participant may, by delivering written notice to the Company or to any third party designated by the Company, in a form approved by the Company (or the designated broker), designate a third party who, upon the death of the Participant, will thereafter be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. In the absence of such a designation, upon the death of the Participant, the executor or administrator of the Participant’s estate or the Participant’s legal heirs will be entitled to exercise the Option or SAR and receive the Common Stock or other consideration resulting from such exercise. However, the Company may prohibit designation of a beneficiary at any time, including due to any conclusion by the Company that such designation would be inconsistent with the provisions of applicable laws.

(f) Vesting Generally. The total number of shares of Common Stock subject to an Option or SAR may vest and become exercisable in periodic installments that may or may not be equal. The Option or SAR may be subject to such other terms and conditions on the time or times when it may or may not be exercised (which may be based on the satisfaction of Performance Goals or other criteria) as the Board may deem appropriate. The vesting provisions of individual Options or SARs may vary. The provisions of this Section 5(f) are subject to any Option or SAR provisions governing the minimum number of shares of Common Stock as to which an Option or SAR may be exercised.

(g) Termination of Continuous Service. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates (other than for Cause and other than upon the Participant’s death or Disability), the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Award as of the date of termination of Continuous Service) within the period of time ending on the earlier of (i) the date which occurs three (3) months following the termination of the Participant’s Continuous Service (or such longer or shorter period specified in the applicable Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR (as applicable) within the applicable time frame, the Option or SAR will terminate.

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(h) Extension of Termination Date. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if the exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause and other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act, then the Option or SAR will terminate on the earlier of (i) the expiration of a total period of time (that need not be consecutive) equal to the applicable post termination exercise period after the termination of the Participant’s Continuous Service during which the exercise of the Option or SAR would not be in violation of such registration requirements, and (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement. In addition, unless otherwise provided in a Participant’s Award Agreement, if the sale of any Common Stock received upon exercise of an Option or SAR following the termination of the Participant’s Continuous Service (other than for Cause) would violate the Company’s insider trading policy, then the Option or SAR will terminate on the earlier of (i) the expiration of the period of months (that need not be consecutive) equal to the applicable post-termination exercise period after the termination of the Participant’s Continuous Service during which the sale of the Common Stock received upon exercise of the Option or SAR would not be in violation of the Company’s insider trading policy, or (ii) the expiration of the term of the Option or SAR as set forth in the applicable Award Agreement.

(i) Disability of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if a Participant’s Continuous Service terminates as a result of the Participant’s Disability, the Participant may exercise his or her Option or SAR (to the extent that the Participant was entitled to exercise such Option or SAR as of the date of termination of Continuous Service), but only within such period of time ending on the earlier of (i) the date which occurs 12 months following such termination of Continuous Service (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of the Option or SAR as set forth in the Award Agreement. If, after termination of Continuous Service, the Participant does not exercise his or her Option or SAR within the applicable time frame, the Option or SAR (as applicable) will terminate.

(j) Death of Participant. Except as otherwise provided in the applicable Award Agreement or other agreement between the Participant and the Company, if (i) a Participant’s Continuous Service terminates as a result of the Participant’s death, or (ii) the Participant dies within the period (if any) specified in the Award Agreement for exercisability after the termination of the Participant’s Continuous Service for a reason other than death, then the Option or SAR may be exercised (to the extent the Participant was entitled to exercise such Option or SAR as of the date of death) by the Participant’s estate, by a person who acquired the right to exercise the Option or SAR by bequest or inheritance or by a person designated to exercise the Option or SAR upon the Participant’s death, but only within the period ending on the earlier of (i) the date 18 months following the date of death (or such longer or shorter period specified in the Award Agreement), and (ii) the expiration of the term of such Option or SAR as set forth in the Award Agreement. If, after the Participant’s death, the Option or SAR is not exercised within the applicable time frame, the Option or SAR (as applicable) will terminate.

(k) Termination for Cause. Except as explicitly provided otherwise in the applicable Award Agreement or other written agreement between the Participant and the Company, if a Participant’s Continuous Service is terminated for Cause, the Option or SAR will terminate immediately upon such Participant’s termination of Continuous Service, and the Participant will be prohibited from exercising his or her Option or SAR from and after the date of such termination of Continuous Service. If a Participant’s Continuous Service is suspended pending an investigation of the existence of Cause, all of the Participant’s rights under the Option or SAR will also be suspended during the investigation period.

(l) Non-Exempt Employees. If an Option or SAR is granted to an Employee who is a non-exempt employee for purposes of the U.S. Fair Labor Standards Act of 1938, as amended, the Option or SAR will not be first exercisable for any shares of Common Stock until at least six months following the date of grant of the Option or SAR (although the Award may vest prior to such date). Consistent with the provisions of the U.S. Worker Economic Opportunity Act, (i) if such non-exempt Employee dies or suffers a Disability, (ii) upon a Corporate Transaction in which such Option or SAR is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as such term may be defined in the Participant’s Award Agreement in another agreement between the Participant and the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options and SARs may be exercised earlier than six months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option or SAR will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the U.S. Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Stock Award will be exempt from the employee’s regular rate of pay, the provisions of this Section 5(l) will apply to all Stock Awards and are hereby incorporated by reference into such Stock Award Agreements.

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6. Provisions of Stock Awards other than Options and SARs.

(a) Restricted Stock Awards. Each Restricted Stock Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. To the extent consistent with the Company’s bylaws, at the Board’s election, shares of Common Stock may be (x) held in book entry form subject to the Company’s instructions until any restrictions relating to the Restricted Stock Award lapse; or (y) evidenced by a certificate, which certificate will be held in such form and manner as determined by the Board. The terms and conditions of Restricted Stock Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Award Agreements need not be identical. Each Restricted Stock Award Agreement will conform to (through incorporation of the provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. A Restricted Stock Award may be awarded in consideration for (A) cash, check, bank draft or money order payable to the Company, (B) past services to the Company or an Affiliate, or (C) any other form of legal consideration (including future services) that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

(ii) Vesting. Shares of Common Stock awarded under the Restricted Stock Award Agreement may be subject to forfeiture to the Company in accordance with a vesting schedule to be determined by the Board.

(iii) Termination of Participant’s Continuous Service. If a Participant’s Continuous Service terminates, the Company may receive through a forfeiture condition or a repurchase right any or all of the shares of Common Stock held by the Participant that have not vested as of the date of termination of Continuous Service under the terms of the Restricted Stock Award Agreement.

(iv) Transferability. Rights to acquire shares of Common Stock under the Restricted Stock Award Agreement will be transferable by the Participant only upon such terms and conditions as are set forth in the Restricted Stock Award Agreement, as the Board will determine in its sole discretion, so long as Common Stock awarded under the Restricted Stock Award Agreement remains subject to the terms of the Restricted Stock Award Agreement.

(v) Dividends. A Restricted Stock Award Agreement may provide that any dividends paid on Restricted Stock will be subject to the same vesting and forfeiture restrictions as apply to the shares of Common Stock subject to the Restricted Stock Award to which they relate.

(b) Restricted Stock Unit Awards. Each Restricted Stock Unit Award Agreement will be in such form and will contain such terms and conditions as the Board will deem appropriate. The terms and conditions of Restricted Stock Unit Award Agreements may change from time to time, and the terms and conditions of separate Restricted Stock Unit Award Agreements need not be identical. Each Restricted Stock Unit Award Agreement will conform to (through incorporation of the provisions hereof by reference in the Agreement or otherwise) the substance of each of the following provisions:

(i) Consideration. At the time of grant of a Restricted Stock Unit Award, the Board will determine the consideration, if any, to be paid by the Participant upon delivery of each share of Common Stock subject to the Restricted Stock Unit Award. The consideration to be paid (if any) by the Participant for each share of Common Stock subject to a Restricted Stock Unit Award may be paid in any form of legal consideration that may be acceptable to the Board, in its sole discretion, and permissible under applicable law.

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(ii) Vesting. At the time of the grant of a Restricted Stock Unit Award, the Board may impose such restrictions on or conditions to the vesting of the Restricted Stock Unit Award as it, in its sole discretion, deems appropriate.

(iii) Payment. A Restricted Stock Unit Award may be settled by the delivery of shares of Common Stock, their cash equivalent, any combination thereof or in any other form of consideration, as determined by the Board and contained in the Restricted Stock Unit Award Agreement.

(iv) Additional Restrictions. At the time of the grant of a Restricted Stock Unit Award, the Board, as it deems appropriate, may impose such restrictions or conditions that delay the delivery of the shares of Common Stock (or their cash equivalent) subject to a Restricted Stock Unit Award to a time after the vesting of such Restricted Stock Unit Award.

(v) Dividend Equivalents. Dividend equivalents may be credited in respect of shares of Common Stock covered by a Restricted Stock Unit Award, as determined by the Board and contained in the Restricted Stock Unit Award Agreement. At the sole discretion of the Board, such dividend equivalents may be converted into additional shares of Common Stock covered by the Restricted Stock Unit Award in such manner as determined by the Board. Any additional shares covered by the Restricted Stock Unit Award credited by reason of such dividend equivalents will be subject to all of the same terms and conditions of the underlying Restricted Stock Unit Award Agreement to which they relate.

(vi) Termination of Participant’s Continuous Service. Except as otherwise provided in the applicable Restricted Stock Unit Award Agreement, such portion of the Restricted Stock Unit Award that has not vested will be forfeited upon the Participant’s termination of Continuous Service.

(c) Performance Awards.

(i) Performance Stock Awards. A Performance Stock Award is a Stock Award that is payable (including that may be granted, may vest or may be exercised) contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Stock Award may but need not require the Participant’s completion of a specified period of Continuous Service. The length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. In addition, to the extent permitted by applicable law and the applicable Award Agreement, the Board may determine that cash may be used in payment of Performance Stock Awards.

(ii) Performance Cash Awards. A Performance Cash Award is a cash award that is payable contingent upon the attainment during a Performance Period of certain Performance Goals. A Performance Cash Award may also require the completion of a specified period of Continuous Service. At the time of grant of a Performance Cash Award, the length of any Performance Period, the Performance Goals to be achieved during the Performance Period, and the measure of whether and to what degree such Performance Goals have been attained will be conclusively determined by the Board or Committee, in its sole discretion. The Board may specify the form of payment of Performance Cash Awards, which may be cash or other property, or may provide for a Participant to have the option for his or her Performance Cash Award, or such portion thereof as the Board may specify, to be paid in whole or in part in cash or other property.

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(iii) Board Discretion. The Board retains the discretion to adjust or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for a Performance Period.

(d) Other Stock Awards. Other forms of Stock Awards valued in whole or in part by reference to, or otherwise based on, Common Stock, including the appreciation in value thereof (e.g., options or stock rights with an exercise price or strike price less than 100% of the Fair Market Value of the Common Stock at the time of grant) may be granted either alone or in addition to Stock Awards provided for under Section 5 and the preceding provisions of this Section 6. Subject to the provisions of the Plan, the Board will have sole and complete authority to determine the persons to whom and the time or times at which such Other Stock Awards will be granted, the number of shares of Common Stock (or the cash equivalent thereof) to be granted pursuant to such Other Stock Awards and all other terms and conditions of such Other Stock Awards.

7. Covenants of the Company.

(a) Availability of Shares. The Company will keep available at all times the number of shares of Common Stock reasonably required to satisfy then-outstanding Stock Awards.

(b) Compliance with Law. The Company will seek to obtain from each regulatory commission or agency, as necessary, such authority as may be required to grant Stock Awards and to issue and sell shares of Common Stock upon exercise or vesting of the Stock Awards; provided, however, that this undertaking will not require the Company to register under the Securities Act the Plan or other securities or applicable laws, any Stock Award or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts and at a reasonable cost, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary or advisable for the lawful issuance and sale of Common Stock under the Plan, the Company will be relieved from any liability for failure to issue and sell Common Stock upon exercise or vesting of such Stock Awards unless and until such authority is obtained. A Participant will not be eligible for the grant of an Award or the subsequent issuance of cash or Common Stock pursuant to the Award if such grant or issuance would be in violation of any applicable law.

(c) No Obligation to Notify or Minimize Taxes. The Company will have no duty or obligation to any Participant to advise such holder as to the time or manner or tax treatment of exercising such Stock Award. Furthermore, the Company will have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised. The Company has no duty or obligation to minimize the tax consequences of an Award to the holder of such Award.

8. Miscellaneous.

(a) Use of Proceeds from Sales of Common Stock. Proceeds from the sale of shares of Common Stock pursuant to Stock Awards will constitute general funds of the Company.

(b) Corporate Action Constituting Grant of Awards. Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Board, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Board consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares) that are inconsistent with those in the Award Agreement or related grant documents as a result of a clerical error in the papering of the Award Agreement or related grant documents, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement or related grant documents.

(c) Stockholder Rights. No Participant will be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to an Award unless and until (i) such Participant has satisfied all requirements for exercise of, or the issuance of shares of Common Stock under, the Award pursuant to its terms, and (ii) the issuance of the Common Stock subject to such Award has been entered into the books and records of the Company.

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(d) No Employment or Other Service Rights. Nothing in the Plan, any Award Agreement or any other instrument executed thereunder or in connection with any Award granted pursuant thereto will confer upon any Participant any right to continue to serve the Company or an Affiliate in the capacity in effect at the time the Award was granted or will affect the right of the Company or an Affiliate to terminate (i) the employment of an Employee with or without notice and with or without cause, (ii) the service of a Consultant pursuant to the terms of such Consultant’s agreement with the Company or an Affiliate, or (iii) the service of a Director pursuant to the bylaws of the Company or an Affiliate, and any applicable provisions of the corporate law of the state or foreign jurisdiction in which the Company or the Affiliate is domiciled or incorporated, as the case may be. Furthermore, to the extent the Company is not the employer of a Participant, the grant of an Award will be not establish an employment or other service relationship between the Company and the Participant.

(e) Change in Time Commitment. In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company and any Affiliates is reduced (for example, and without limitation, if the Participant is an Employee of the Company and the Employee has a change in status from a full-time Employee to a part-time Employee or takes an extended leave of absence) after the date of grant of any Award to the Participant, the Board has the right in its sole discretion to (x) make a corresponding reduction in the number of shares or cash amount subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (y) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.

(f) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company and any Affiliates) exceeds U.S. $100,000 (or such other limit established in the Code) or otherwise does not comply with the rules governing Incentive Stock Options, the Options or portions thereof that exceed such limit (according to the order in which they were granted) or otherwise do not comply with such rules will be treated as Nonstatutory Stock Options, notwithstanding any contrary provision of the applicable Option Agreement(s).

(g) Investment Assurances. The Company may require a Participant, as a condition of exercising or acquiring Common Stock under any Award, (i) to give written assurances satisfactory to the Company as to the Participant’s knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters and that such Participant is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Award; and (ii) to give written assurances satisfactory to the Company stating that the Participant is acquiring Common Stock subject to the Award for the Participant’s own account and not with any present intention of selling or otherwise distributing the Common Stock. The foregoing requirements, and any assurances given pursuant to such requirements, will be inoperative if (A) the issuance of the shares upon the exercise or acquisition of Common Stock under the Award has been registered under a then currently effective registration statement under the Securities Act, or (B) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the Common Stock.

(h) Withholding Obligations. Unless prohibited by the terms of an Award Agreement, the Company may, in its sole discretion, satisfy any U.S. and non-U.S. federal, state or local tax withholding obligation relating to an Award by any of the following means or by a combination of such means: (i) causing the Participant to tender a cash payment; (ii) withholding shares of Common Stock from the shares of Common Stock issued or otherwise issuable to the Participant in connection with the Stock Award; provided, however, that (A) no shares of Common Stock are withheld with a value exceeding the maximum amount of tax that may be required to be withheld by law (or such other amount as may be permitted while still avoiding classification of the Stock Award as a liability for financial accounting purposes) ), and (B) with respect to a Stock Award held by any Participant who is subject to the filing requirements of Section 16 of the Exchange Act, any such share withholding must be specifically approved by the Compensation Committee as the applicable method that must be used to satisfy the tax withholding obligation or such share withholding procedure must otherwise satisfy the requirements for an exempt transaction under Section 16(b) of the Exchange Act; (iii) withholding cash from a Stock Award settled in cash; (iv) withholding payment from any amounts otherwise payable to the Participant; (v) by means of a “cashless exercise” pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board, or (vi) by such other method as may be set forth in the Award Agreement.

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(i) Electronic Delivery. Any reference herein to a “written” agreement or document will include any agreement or document delivered electronically, filed publicly at www.sec.gov (or any successor website thereto) or posted on the Company’s intranet (or other shared electronic medium controlled by the Company to which the Participant has access).

(j) Deferrals. To the extent permitted by applicable law, the Board, in its sole discretion, may determine that the delivery of Common Stock or the payment of cash, upon the exercise, vesting or settlement of all or a portion of any Award may be deferred and may establish programs and procedures for deferral elections to be made by Participants. Deferrals by Participants will be made in accordance with Section 409A of the Code. Consistent with Section 409A of the Code, the Board may provide for distributions while a Participant is still an employee or otherwise providing services to the Company. The Board is authorized to make deferrals of Awards and determine when, and in what annual percentages, Participants may receive payments, including lump sum payments, following the Participant’s termination of Continuous Service, and implement such other terms and conditions consistent with the provisions of the Plan and in accordance with applicable law.

(k) Compliance with Section 409A of the Code. Unless otherwise expressly provided for in an Award Agreement, the Plan and Award Agreements will be interpreted to the greatest extent possible in a manner that makes the Plan and the Awards granted hereunder exempt from Section 409A of the Code, and, to the extent not so exempt, in compliance with Section 409A of the Code. If the Board determines that any Award granted hereunder is not exempt from and is therefore subject to Section 409A of the Code, the Award Agreement evidencing such Award will incorporate the terms and conditions necessary to avoid the consequences specified in Section 409A(a)(1) of the Code, and to the extent an Award Agreement is silent on terms necessary for compliance, such terms are hereby incorporated by reference into the Award Agreement. Notwithstanding anything to the contrary in this Plan (and unless the Award Agreement specifically provides otherwise), if the shares of Common Stock are publicly traded, and if a Participant holding an Award that constitutes “deferred compensation” under Section 409A of the Code is a “specified employee” for purposes of Section 409A of the Code, no distribution or payment of any amount that is due because of a “separation from service” (as defined in Section 409A of the Code without regard to alternative definitions thereunder) will be issued or paid before the date that is six months following the date of such Participant’s “separation from service” or, if earlier, the date of the Participant’s death, unless such distribution or payment can be made in a manner that complies with Section 409A of the Code, and any amounts so deferred will be paid in a lump sum on the day after such six month period elapses, with the balance paid thereafter on the original schedule.

(l) Exchange Program. Without prior stockholder approval, the Board may engage in an Exchange Program.

(m) Clawback/Recovery. All Awards granted under the Plan will be subject to recoupment in accordance with any clawback policy that the Company is required to adopt pursuant to the listing standards of any national securities exchange or association on which the Company’s securities are listed or as is otherwise required by the U.S. Dodd-Frank Wall Street Reform and Consumer Protection Act or other applicable law. In addition, the Board may impose such other clawback, recovery or recoupment provisions in an Award Agreement as the Board determines necessary or appropriate, including but not limited to a reacquisition right in respect of previously acquired shares of Common Stock or other cash or property upon the occurrence of an event constituting Cause. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or an Affiliate.

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9. Adjustments upon Changes in Common Stock; Other Corporate Events.

(a) Capitalization Adjustments. In the event of a Capitalization Adjustment, the Board will appropriately and proportionately adjust: (i) the class(es) and maximum number of securities subject to the Plan pursuant to Section 3(a), (ii) the class(es) and maximum number of securities that may be issued pursuant to the exercise of Incentive Stock Options pursuant to Section 3(c), and (iii) the class(es) and number of securities and price per share of stock subject to outstanding Stock Awards. The Board will make such adjustments, and its determination will be final, binding and conclusive.

(b) Dissolution or Liquidation. Except as otherwise provided in the Stock Award Agreement, in the event of a dissolution or liquidation of the Company, all outstanding Stock Awards (other than Stock Awards consisting of vested and outstanding shares of Common Stock not subject to a forfeiture condition or the Company’s right of repurchase) will terminate immediately prior to the completion of such dissolution or liquidation, and the shares of Common Stock subject to the Company’s repurchase rights or subject to a forfeiture condition may be repurchased or reacquired by the Company notwithstanding the fact that the holder of such Stock Award is providing Continuous Service; provided, however, that the Board may, in its sole discretion, cause some or all Stock Awards to become fully vested, exercisable and/or no longer subject to repurchase or forfeiture (to the extent such Stock Awards have not previously expired or terminated) before the dissolution or liquidation is completed but contingent on its completion.

(c) Corporate Transaction. The following provisions will apply to Stock Awards in the event of a Corporate Transaction unless otherwise provided in the Stock Award Agreement or any other written agreement between the Company or any Affiliate and the Participant or unless otherwise expressly provided by the Board at the time of grant of a Stock Award. In the event of a Corporate Transaction, then, notwithstanding any other provision of the Plan, the Board may take one or more of the following actions with respect to Stock Awards, contingent upon the closing or completion of the Corporate Transaction:

(i) arrange for the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company) to assume or continue the Stock Award or to substitute a similar stock award for the Stock Award (including, but not limited to, an award to acquire the same consideration paid to the stockholders of the Company pursuant to the Corporate Transaction);

(ii) arrange for the assignment of any reacquisition or repurchase rights held by the Company in respect of Common Stock issued pursuant to the Stock Award to the surviving corporation or acquiring corporation (or the surviving or acquiring corporation’s parent company);

(iii) accelerate the vesting, in whole or in part, of the Stock Award (and, if applicable, the time at which the Stock Award may be exercised) to a date prior to the effective time of such Corporate Transaction as the Board determines (or, if the Board does not determine such a date, to the date that is five days prior to the effective date of the Corporate Transaction), which exercise is contingent upon the effectiveness of such Corporate Transaction with such Stock Award terminating if not exercised (if applicable) at or prior to the effective time of the Corporate Transaction; provided, however, that the Board may require Participants to complete and deliver to the Company a notice of exercise before the effective date of a Corporate Transaction

(iv) arrange for the lapse, in whole or in part, of any reacquisition or repurchase rights held by the Company with respect to the Stock Award;

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(v) cancel or arrange for the cancellation of the Stock Award, to the extent not vested or not exercised prior to the effective time of the Corporate Transaction, in exchange for such cash consideration, if any, as the Board, in its sole discretion, may consider appropriate; and

(vi) make a payment, in such form as may be determined by the Board equal to the excess, if any, of (A) the per share amount (or value of property per share) payable to holders of Common Stock in connection with the Corporate Transaction, over (B) the per share exercise price under the applicable Stock Award, multiplied by the number of shares subject to the Stock Award. For clarity, this payment may be zero (U.S. $0) if the amount per share (or value of property per share) payable to the holders of the Common Stock is equal to or less than the exercise price of the Stock Award. In addition, any escrow, holdback, earnout or similar provisions in the definitive agreement for the Corporate Transaction may apply to such payment to the holder of the Stock Award to the same extent and in the same manner as such provisions apply to the holders of Common Stock.

The Board need not take the same action or actions with respect to all Stock Awards or portions thereof or with respect to all Participants. The Board may take different actions with respect to the vested and unvested portions of a Stock Award.

(d) Change in Control. A Stock Award may be subject to additional acceleration of vesting and exercisability upon or after a Change in Control as may be provided in the Stock Award Agreement for such Stock Award or as may be provided in any other written agreement between the Company or any Affiliate and the Participant, but in the absence of such provision, no such acceleration will occur.

10. Termination or Suspension of the Plan.

The Board may suspend or terminate the Plan at any time. No Incentive Stock Options may be granted after the tenth anniversary of the earlier of (i) the Adoption Date, or (ii) the date the Plan is approved by the stockholders of the Company. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated.

11. Existence of the Plan; Timing of First Grant or Exercise.

The Plan will come into existence on the Adoption Date; provided, however, no Stock Award may be granted prior to the IPO Date (that is, the Effective Date). In addition, no Stock Award will be exercised (or, in the case of a Restricted Stock Award, Restricted Stock Unit Award, Performance Stock Award, or Other Stock Award, will be granted) and no Performance Cash Award will be settled unless and until the Plan has been approved by the stockholders of the Company, which approval will be within 12 months after the Adoption Date.

12. Choice of Law.

The law of the State of Delaware will govern all questions concerning the construction, validity and interpretation of this Plan, without regard to that state’s conflict of laws rules.

13. Definitions. As used in the Plan, the following definitions will apply to the capitalized terms indicated below:

(a) “Adoption Date” means the date the Plan is adopted by the Board.

(b) “Affiliate” means, at the time of determination, any “parent” or “subsidiary” of the Company as such terms are defined in Rule 405 of the Securities Act. The Board will have the authority to determine the time or times at which “parent” or “subsidiary” status is determined within the foregoing definition.

(c) “Award” means a Stock Award or a Performance Cash Award.

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(d) “Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an Award.

(e) “Board” means the Board of Directors of the Company.

(f) “Capital Stock” means each and every class of common stock of the Company, regardless of the number of votes per share.

(g) “Capitalization Adjustment” means any change that is made in, or other events that occur with respect to, the Common Stock subject to the Plan or subject to any Stock Award after the Adoption Date without the receipt of consideration by the Company through merger, consolidation, reorganization, recapitalization, reincorporation, stock dividend, dividend in property other than cash, large nonrecurring cash dividend, stock split, reverse stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or any similar equity restructuring transaction, as that term is used in Statement of Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor thereto). Notwithstanding the foregoing, the conversion of any convertible securities of the Company will not be treated as a Capitalization Adjustment.

(h) “Cause” will have the meaning ascribed to such term in any written agreement between the Participant and the Company defining such term and, in the absence of such agreement, such term means, with respect to a Participant, the occurrence of any of the following events: (i) such Participant’s commission of any felony or any crime involving fraud, dishonesty or moral turpitude under the laws of the United States, any state thereof, or any applicable foreign jurisdiction; (ii) such Participant’s attempted commission of, or participation in, a fraud or act of dishonesty against the Company or any Affiliate; (iii) such Participant’s intentional, material violation of any contract or agreement between the Participant and the Company or any Affiliate or of any statutory duty owed to the Company or any Affiliate; (iv) such Participant’s unauthorized use or disclosure of the Company’s or any Affiliate’s confidential information or trade secrets; or (v) such Participant’s gross misconduct. The determination that a termination of the Participant’s Continuous Service is either for Cause or without Cause shall be made by the Company in its sole discretion. Any determination by the Company that the Continuous Service of a Participant was terminated by reason of dismissal without Cause for the purposes of outstanding Stock Awards held by such Participant shall have no effect upon any determination of the rights or obligations of the Company or such Participant for any other purpose.

(i) “Change in Control” means the occurrence, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) any Exchange Act Person becomes the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities other than by virtue of a merger, consolidation or similar transaction. Notwithstanding the foregoing, a Change in Control will not be deemed to occur (A) on account of the acquisition of securities of the Company directly from the Company, (B) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other Exchange Act Person that acquires the Company’s securities in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities, (C) on account of the acquisition of securities of the Company by any individual who is, on the IPO Date, either an executive officer or a Director (either, an “IPO Investor”) and/or any entity in which an IPO Investor has a direct or indirect interest (whether in the form of voting rights or participation in profits or capital contributions) of more than 50% (collectively, the “IPO Entities”) or on account of the IPO Entities continuing to hold shares that come to represent more than 50% of the combined voting power of the Company’s then outstanding securities as a result of the conversion of any class of the Company’s securities into another class of the Company’s securities having a different number of votes per share pursuant to the conversion provisions set forth in the Company’s Amended and Restated Certificate of Incorporation; or (D) solely because the level of Ownership held by any Exchange Act Person (the “Subject Person”) exceeds the designated percentage threshold of the outstanding voting securities as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change in Control will be deemed to occur;

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(ii) there is consummated a merger, consolidation or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation or similar transaction, the stockholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than 50% of the combined outstanding voting power of the surviving Entity in such merger, consolidation or similar transaction or (B) more than 50% of the combined outstanding voting power of the parent of the surviving Entity in such merger, consolidation or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction; provided, however, that a merger, consolidation or similar transaction will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the surviving Entity or its parent are owned by the IPO Entities;

(iii) there is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries to an Entity, more than 50% of the combined voting power of the voting securities of which are Owned by stockholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition; provided, however, that a sale, lease, exclusive license or other disposition of all or substantially all of the consolidated assets of the Company and its Subsidiaries will not constitute a Change in Control under this prong of the definition if the outstanding voting securities representing more than 50% of the combined voting power of the acquiring Entity or its parent are owned by the IPO Entities; or

(iv) individuals who, on the date the Plan is adopted by the Board, are members of the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the members of the Board; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member will, for purposes of this Plan, be considered as a member of the Incumbent Board.

Notwithstanding the foregoing or any other provision of the Plan, the term Change in Control will not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company and the definition of Change in Control (or any analogous term) in an individual written agreement between the Company or any Affiliate and the Participant will supersede the foregoing definition with respect to Awards subject to such agreement; provided, however, that if no definition of Change in Control or any analogous term is set forth in such an individual written agreement, the foregoing definition will apply. To the extent required for compliance with Section 409A of the Code, in no event will a Change in Control be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulations Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder). The Board may, in its sole discretion and without a Participant’s consent, amend the definition of “Change in Control” to conform to the definition of “Change in Control” under Section 409A of the Code, and the regulations thereunder.

(j) “Code” means the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder.

(k) “Committee” means a committee of one or more Directors to whom authority has been delegated by the Board in accordance with Section 2(c).

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(l) “Common Stock” means, as of the IPO Date, the common stock of the Company, having one vote per share.

(m) “Company” means Sonim Technologies, Inc., a Delaware corporation.

(n) “Consultant” means any person, including an advisor, who is (i) engaged by the Company or an Affiliate to render consulting or advisory services and is compensated for such services, or (ii) serving as a member of the board of directors of an Affiliate and is compensated for such services. However, service solely as a Director, or payment of a fee for such service, will not cause a Director to be considered a “Consultant” for purposes of the Plan. Notwithstanding the foregoing, a person is treated as a Consultant under this Plan only if a Form S-8 Registration Statement under the Securities Act is available to register either the offer or the sale of the Company’s securities to such person.

(o) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Director or Consultant, is not interrupted or terminated. A change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s service with the Company or an Affiliate, will not terminate a Participant’s Continuous Service; provided, however, that if the Entity for which a Participant is rendering services ceases to qualify as an Affiliate, as determined by the Board, in its sole discretion, such Participant’s Continuous Service will be considered to have terminated on the date such Entity ceases to qualify as an Affiliate. For example, a change in status from an Employee of the Company to a Consultant of an Affiliate or to a Director will not constitute an interruption of Continuous Service. To the extent permitted by law, the Board or the chief executive officer of the Company, in that party’s sole discretion, may determine whether Continuous Service will be considered interrupted in the case of (i) any leave of absence approved by the Board or chief executive officer, including sick leave, military leave or any other personal leave, or (ii) transfers between the Company, an Affiliate, or their successors. Notwithstanding the foregoing, a leave of absence will be treated as Continuous Service for purposes of vesting in an Award only to such extent as may be provided in the Company’s leave of absence policy, in the written terms of any leave of absence agreement or policy applicable to the Participant, or as otherwise required by law. In addition, to the extent required for exemption from or compliance with Section 409A of the Code, the determination of whether there has been a termination of Continuous Service will be made, and such term will be construed, in a manner that is consistent with the definition of “separation from service” as defined under Treasury Regulation Section 1.409A-1(h) (without regard to any alternative definition thereunder).

(p) “Corporate Transaction” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i) a sale or other disposition of all or substantially all, as determined by the Board, in its sole discretion, of the consolidated assets of the Company and its Subsidiaries;

(ii) a sale or other disposition of more than 50% of the outstanding securities of the Company;

(iii) a merger, consolidation or similar transaction following which the Company is not the surviving corporation; or

(iv) a merger, consolidation or similar transaction following which the Company is the surviving corporation but the shares of Common Stock outstanding immediately preceding the merger, consolidation or similar transaction are converted or exchanged by virtue of the merger, consolidation or similar transaction into other property, whether in the form of securities, cash or otherwise.

If required for compliance with Section 409A of the Code, in no event will a Corporate Transaction be deemed to have occurred if such transaction is not also a “change in the ownership or effective control of” the Company or “a change in the ownership of a substantial portion of the assets of” the Company as determined under Treasury Regulation Section 1.409A-3(i)(5) (without regard to any alternative definition thereunder).

(q) “Director” means a member of the Board.

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(r) “Disability” means, with respect to a Participant, the inability of such Participant to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 12 months, as provided in Sections 22(e)(3) and 409A(a)(2)(c)(i) of the Code, and will be determined by the Board on the basis of such medical evidence as the Board deems warranted under the circumstances.

(s) “Effective Date” means the IPO Date.

(t) “Employee” means any person employed by the Company or an Affiliate. However, service solely as a Director, or payment of a fee for such services, will not cause a Director to be considered an “Employee” for purposes of the Plan.

(u) “Entity” means a corporation, partnership, limited liability company or other entity.

(v) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(w) “Exchange Act Person” means any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act), except that “Exchange Act Person” will not include (i) the Company or any Subsidiary of the Company, (ii) any employee benefit plan of the Company or any Subsidiary of the Company or any trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary of the Company, (iii) an underwriter temporarily holding securities pursuant to a registered public offering of such securities, (iv) an Entity Owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their Ownership of stock of the Company; or (v) any natural person, Entity or “group” (within the meaning of Section 13(d) or 14(d) of the Exchange Act) that, as of the Effective Date, is the Owner, directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities.

(x) “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i) If the Common Stock is listed on any established stock exchange or traded on any established market, the Fair Market Value of a share of Common Stock will be, unless otherwise determined by the Board, the closing sales price for such stock as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Common Stock) on the date of determination, as reported in a source the Board deems reliable.

(ii) Unless otherwise provided by the Board, if there is no closing sales price for the Common Stock on the date of determination, then the Fair Market Value will be the closing selling price on the last preceding date for which such quotation exists.

(iii) In the absence of such markets for the Common Stock, the Fair Market Value will be determined by the Board in good faith and in a manner that complies with Sections 409A and 422 of the Code.

(y) “Incentive Stock Option” means an option granted pursuant to Section 5 of the Plan that is intended to be, and qualifies as, an “incentive stock option” within the meaning of Section 422 of the Code.

(z) “IPO Date” means the date of the underwriting agreement between the Company and the underwriter(s) managing the initial public offering of the Common Stock, pursuant to which the Common Stock is priced for the initial public offering.

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(aa) “Non-Employee Director” means a Director who either (i) is not a current employee or officer of the Company or an Affiliate, does not receive compensation, either directly or indirectly, from the Company or an Affiliate for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act (“Regulation S-K”)), does not possess an interest in any other transaction for which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(b) of Regulation S-K; or (ii) is otherwise considered a “non-employee director” for purposes of Rule 16b-3.

(bb) “Nonstatutory Stock Option” means any Option granted pursuant to Section 5 of the Plan that does not qualify as an Incentive Stock Option.

(cc) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act.

(dd) “Option” means an Incentive Stock Option or a Nonstatutory Stock Option to purchase shares of Common Stock granted pursuant to the Plan.

(ee) “Option Agreement” means a written agreement between the Company and an Optionholder evidencing the terms and conditions of an Option grant. Each Option Agreement will be subject to the terms and conditions of the Plan.

(ff) “Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

(gg) “Other Stock Award” means an award based in whole or in part by reference to the Common Stock which is granted pursuant to the terms and conditions of Section 6(d).

(hh) “Other Stock Award Agreement” means a written agreement between the Company and a holder of an Other Stock Award evidencing the terms and conditions of an Other Stock Award grant. Each Other Stock Award Agreement will be subject to the terms and conditions of the Plan.

(ii) “Own,” “Owned,” “Owner,” “Ownership” means a person or Entity will be deemed to “Own,” to have “Owned,” to be the “Owner” of, or to have acquired “Ownership” of securities if such person or Entity, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares voting power, which includes the power to vote or to direct the voting, with respect to such securities.

(jj) “Parent” means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. A corporation that attains the status of a Parent on a date after the adoption of the Plan shall be considered a Parent commencing as of such date.

(kk) “Participant” means a person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Stock Award.

(ll) “Performance Cash Award” means an award of cash granted pursuant to the terms and conditions of Section 6(c)(ii).

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(mm) “Performance Criteria” means the one or more criteria that the Board or Committee (as applicable) will select for purposes of establishing the Performance Goals for a Performance Period. The Performance Criteria that will be used to establish such Performance Goals may be based on any one of, or combination of, the following as determined by the Board or Committee (as applicable): (1) earnings (including earnings per share and net earnings); (2) earnings before interest, taxes and depreciation; (3) earnings before interest, taxes, depreciation and amortization; (4) total stockholder return; (5) return on equity or average stockholder’s equity; (6) return on assets, investment, or capital employed; (7) stock price; (8) margin (including gross margin); (9) income (before or after taxes); (10) operating income; (11) operating income after taxes; (12) pre-tax profit; (13) operating cash flow; (14) sales or revenue targets; (15) increases in revenue or product revenue; (16) expenses and cost reduction goals; (17) improvement in or attainment of working capital levels; (18) economic value added (or an equivalent metric); (19) market share; (20) cash flow; (21) cash flow per share; (22) share price performance; (23) debt reduction; (24) implementation or completion of projects or processes; (25) subscriber satisfaction; (26) stockholders’ equity; (27) capital expenditures; (28) debt levels; (29) operating profit or net operating profit; (30) workforce diversity; (31) growth of net income or operating income; (32) billings; (33) the number of subscribers, including but not limited to unique subscribers; (34) employee retention; and (35) other measures of performance selected by the Board.

(nn) “Performance Goals” means, for a Performance Period, the one or more goals established by the Board or Committee (as applicable) for the Performance Period based upon the Performance Criteria. Performance Goals may be based on a Company-wide basis, with respect to one or more business units, divisions, Affiliates, or business segments, and in either absolute terms or relative to the performance of one or more comparable companies or the performance of one or more relevant indices. Unless specified otherwise by the Board or Committee (as applicable) (i) in the Award Agreement at the time the Award is granted or (ii) in such other document setting forth the Performance Goals at the time the Performance Goals are established, the Board or Committee (as applicable) will appropriately make adjustments in the method of calculating the attainment of Performance Goals for a Performance Period as follows: (1) to exclude restructuring and/or other nonrecurring charges; (2) to exclude exchange rate effects; (3) to exclude the effects of changes to generally accepted accounting principles; (4) to exclude the effects of items that are “unusual” in nature or occur “infrequently” as determined under generally accepted accounting principles; (6) to exclude the dilutive effects of acquisitions or joint ventures; (7) to assume that any business divested by the Company achieved performance objectives at targeted levels during the balance of a Performance Period following such divestiture; (8) to exclude the effect of any change in the outstanding shares of common stock of the Company by reason of any stock dividend or split, stock repurchase, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of shares or other similar corporate change, or any distributions to common stockholders other than regular cash dividends; (9) to exclude the effects of stock based compensation and the award of bonuses under the Company’s bonus plans; (10) to exclude costs incurred in connection with potential acquisitions or divestitures that are required to be expensed under generally accepted accounting principles; and (11) to exclude the goodwill and intangible asset impairment charges that are required to be recorded under generally accepted accounting principles. In addition, the Board or Committee (as applicable) retains the discretion to reduce or eliminate the compensation or economic benefit due upon attainment of Performance Goals and to define the manner of calculating the Performance Criteria it selects to use for such Performance Period. Partial achievement of the specified criteria may result in the payment or vesting corresponding to the degree of achievement as specified in the Stock Award Agreement or the written terms of a Performance Cash Award.

(oo) “Performance Period” means the period of time selected by the Board or Committee (as applicable) over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant’s right to and the payment of a Stock Award or a Performance Cash Award. Performance Periods may be of varying and overlapping duration, at the sole discretion of the Board or Committee (as applicable).

(pp) “Performance Stock Award” means a Stock Award granted under the terms and conditions of Section 6(c)(i).

(qq) “Plan” means this Sonim Technologies, Inc. 2019 Equity Incentive Plan, as it may be amended from time to time.

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(rr) “Restricted Stock Award” means an award of shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(a).

(ss) “Restricted Stock Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Award evidencing the terms and conditions of a Restricted Stock Award grant. Each Restricted Stock Award Agreement will be subject to the terms and conditions of the Plan.

(tt) “Restricted Stock Unit Award” means a right to receive shares of Common Stock which is granted pursuant to the terms and conditions of Section 6(b).

(uu) “Restricted Stock Unit Award Agreement” means a written agreement between the Company and a holder of a Restricted Stock Unit Award evidencing the terms and conditions of a Restricted Stock Unit Award grant. Each Restricted Stock Unit Award Agreement will be subject to the terms and conditions of the Plan.

(vv) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

(ww) “Securities Act” means the Securities Act of 1933, as amended.

(xx) “Stock Appreciation Right” or “SAR” means a right to receive the appreciation on Common Stock that is granted pursuant to the terms and conditions of Section 5.

(yy) “Stock Appreciation Right Agreement” means a written agreement between the Company and a holder of a Stock Appreciation Right evidencing the terms and conditions of a Stock Appreciation Right grant. Each Stock Appreciation Right Agreement will be subject to the terms and conditions of the Plan.

(zz) “Stock Award” means any right to receive Common Stock granted under the Plan, including an Incentive Stock Option, a Nonstatutory Stock Option, a Restricted Stock Award, a Restricted Stock Unit Award, a Stock Appreciation Right, a Performance Stock Award or any Other Stock Award.

(aaa) “Stock Award Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of a Stock Award grant. Each Stock Award Agreement will be subject to the terms and conditions of the Plan.

(bbb) “Subsidiary” means, with respect to the Company, (i) any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether, at the time, stock of any other class or classes of such corporation will have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, Owned by the Company, and (ii) any partnership, limited liability company or other entity in which the Company has a direct or indirect interest (whether in the form of voting or participation in profits or capital contribution) of more than 50%.

(ccc) “Ten Percent Stockholder” means a person who Owns (or is deemed to Own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any Affiliate.

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YOUR VOTE IS IMPORTANT! PLEASE VOTE BY:
P.O. BOX 8016, CARY, NC 27512-9903	INTERNET Go To: www.proxypush.com/SONM • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote
PHONE Call 1-866-451-4349 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions
MAIL • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided

Sonim Technologies, Inc. Annual Meeting of Stockholders For stockholders of record as of August 8, 2023

DATE:	Thursday, September 28, 2023
TIME:	9:00 a.m., Pacific Time
PLACE:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/SONM for more details

This proxy is solicited by the Board of Directors

The undersigned stockholder(s) hereby appoint(s) Peter Liu and Clayton Crolius (the “Named Proxies”), and each or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse of this proxy card, all of the shares of common stock of Sonim Technologies, Inc. that the undersigned stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., Pacific Time on September 28, 2023 via a live webcast at www.proxydocs.com/SONM, and any continuation, postponement, or adjournment thereof.

The Named Proxies are authorized to vote in their discretion (i) for the election of any person to the Board of Directors if any nominee named herein becomes unable to serve or for good cause will not serve, (ii) on any matter that the Board of Directors did not know would be presented at the Annual Meeting of Stockholders by a reasonable time before the proxy solicitation was made, and (iii) on such other business as may properly be brought before the Annual Meeting of Stockholders or any continuation, postponement, or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Annual Report are available at www.proxydocs.com/SONM

Please be sure to sign and date this proxy card and mark on the reverse side

Sonim Technologies, Inc.

Annual Meeting of Stockholders

Please make your marks like this: ☒

The Board of Directors recommends you vote FOR each of the following nominees and FOR Proposals 2 and 3:

	PROPOSAL	YOUR VOTE			BOARD OF DIRECTORS RECOMMENDS
1.	Election of five (5) directors:
		FOR	WITHHOLD
	1.01 James Cassano	☐	☐		FOR
	1.02 Peter Liu	☐	☐		FOR
	1.03 Mike Mulica	☐	☐		FOR
	1.04 Jack Steenstra	☐	☐		FOR
	1.05 Jeffrey Wang	☐	☐		FOR

		FOR	AGAINST	ABSTAIN
2.	Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for fiscal year 2023.	☐	☐	☐	FOR

3.	Amendment of our equity incentive plan to increase the number of available shares authorized for issuance by 2,000,000.	☐	☐	☐	FOR

NOTE: To transact any other business properly brought before the Annual Meeting or any continuation, postponement or adjournment thereof.

You must register to attend the meeting online and/or participate at www.proxydocs.com/SONM

Authorized Signatures - Must be completed for your instructions to be executed.

Please sign exactly as your name(s) appear(s) on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form.

Signature (and Title if applicable)	Date	Signature (if held jointly)	Date